                                 Exhibit 10.12


                                     LEASE

                              650 Townsend Street
                           San Francisco, California

                            Basic Lease Information
                            -----------------------

     The following is a summary of principal Lease terms (the "Basic Lease Information"). To the extent there is any conflict between the provisions of this summary and any more specific provision of the Lease, such more specific provision shall control.

Date:  January 26, 1998
A.   Landlord:                                  ZORO, LLC,
     --------
                                                a California limited liability company

B.   Tenant:                                    FOCAL COMMUNICATIONS
     ------
                                                CORPORATION, a Delaware corporation

C.   Premises (section 1.1):                    17,497 rentable square feet (subject to
     ----------------------
                                                adjustment as provided in section 1.2 of
                                                the Lease), located on the second floor of
                                                the Building.

D.   Permitted Use (section 6.1):               (i) operation of a telephone switching
     ---------------------------
                                                center through which Tenant will provide
                                                telephone services to clients; and (ii)
                                                incidental general administrative offices.

E.   Building (section 1.1):                    650 Townsend Street
     ----------------------
                                                San Francisco, California

F.   Term (section 2.1):                        Approximately ten (10) years from the
     ------------------
                                                Rent Commencement Date.

G.   Scheduled Delivery Date (section 2.2):     Switch Room:  No earlier than April 30,
     -------------------------------------
                                                1998 and not later than May 15, 1998
                                                Co-location Room:  No earlier than
                                                April 30, 1998 and not later than May 30,
                                                1998

                                                Office Area:  No earlier than April 30, 1998
                                                and not later than May 30, 1998

H.   Rent Commencement Date (section 3.1):      The later of (i) delivery to Tenant
     ------------------------------------
                                                of the entire Premises in the condition
                                                required by section 2.2, and (ii) the
                                                earlier of (1) Tenant's commencement of
                                                business operations in the Premises, or (2)
                                                ninety (90) days after the actual date of
                                                delivery of possession of the Switch Room in
                                                accordance with section 2.2 of the Lease.

I.   Expiration Date (section 2.1):             The last day of the calendar month in which
     -----------------------------
                                                the tenth (10th) annual anniversary of the
                                                Rent Commencement Date occurs.

J.   Base Rent (section 3.1 (a)):               Rent Commencement Date through the day
     ---------------------------
                                                immediately preceding the commencement of
                                                the sixty-first month from (and including)
                                                the month in which the Rent Commencement
                                                Date occurs:  $393,682.50 per annum,
                                                $32,806.88 per month.

                                                The first day of the sixty-first month from
                                                (and including) the month in which the Rent
                                                Commencement Date occurs through the
                                                Expiration Date:  $472,419 per annum,
                                                $39,368.25 per month.

K.    Base Expense Year (section 3.1(b)):       1998
      ----------------------------------

L.    Base Tax Year (section 3.1(c)):           1998-1999
      -----------------------------

M.    Security Deposit (section 3.4):           $39,368.25 one month's rent
      ------------------------------

N.    Tenant's Percentage Share (section 4.1):  2.64% (17,497 rsf./666,711 rsf.)
      ----------------------------------------

O.    Liability Insurance (section 10.2):       $2,000,000
      ----------------------------------

P.    Tenant Parking (section 26.1):            Five (5) parking spaces.
      -----------------------------

Q.    Landlord's Address (section 21.1):        ZORO, LLC
      ---------------------------------

                                                650 Townsend Street
                                                San Francisco, California 94103
                                                Attention:  Building Management Office
                                                Telecopy No.:  (415) 487-4056

                                                with a copy to:
                                                ZORO, LLC
                                                c/o Bartko, Zankel, Tarrant & Miller
                                                900 Front Street, Suite 300
                                                San Francisco, California 94111
                                                Attention:  Martin I. Zankel, Esq.
                                                Telecopy No.:  (415) 956-1152

R.   Tenant's Address (section 21.1):           Focal Communications Corporation
     -------------------------------
                                                200 North LaSalle Street
                                                Chicago, IL 60601
                                                Attention:  General Counsel
                                                Telecopy No.:  (312) 895-8403

S.   Real Estate Broker(s) (section 28.4):      Cushman & Wakefield of California
     ------------------------------------
                                               (Landlord's Broker), Grubb & Ellis (Tenant's
                                                Broker).

                               TABLE OF CONTENTS
                               -----------------

1.   PREMISES.............................................................. 7

2.   TERM.................................................................. 8

3.   RENT..................................................................10

4.   OPERATING EXPENSES AND PROPERTY TAXES.................................14

5.   OTHER TAXES PAYABLE BY TENANT.........................................17

6.   USE...................................................................17

7.   SERVICES..............................................................21

8.   MAINTENANCE AND REPAIRS...............................................24

9.   ALTERATIONS...........................................................26

10.  INSURANCE.............................................................30

11.  COMPLIANCE WITH LEGAL REQUIREMENTS....................................32

12.  ASSIGNMENT OR SUBLEASE................................................33

13.  RULES AND REGULATIONS.................................................38

14.  ENTRY BY LANDLORD.....................................................38

15.  EVENTS OF DEFAULT AND REMEDIES........................................39

16.  DAMAGE OR DESTRUCTION.................................................41

17.  EMINENT DOMAIN........................................................43

18.  SUBORDINATION, MERGER AND SALE........................................44

19.  ESTOPPEL CERTIFICATE..................................................45

20.  HOLDING OVER..........................................................45

21.  NOTICES...............................................................46

22.    HAZARDOUS MATERIALS................................................ 46

23.    OPTION TO RENEW.................................................... 48

24.    PARKING............................................................ 50

25.    SIGNAGE............................................................ 50

26.    MISCELLANEOUS...................................................... 51

                             EXHIBITS AND SCHEDULES
                             ----------------------

Exhibit A    - Floor Plan of Premises
Exhibit B    - [Intentionally Omitted]
Exhibit C    - Tenant Improvement Work Agreement
Exhibit D    - Rules and Regulations
Exhibit E    - Exclusions from Operating Expenses
Exhibit F-1  - Roof License Area
Exhibit F-2  - Roof Top Facilities
Exhibit F-3  - License Agreement Terms

                                     LEASE

     THIS LEASE is made as of the date specified in the Basic Lease Information, by and between the Landlord specified in Item A of the Basic Lease Information ("Landlord") and the Tenant specified in Item B of the Basic Lease Information ("Tenant").

                                  WITNESSETH:

1.   PREMISES
     --------

     1.1  Demise.  Landlord hereby leases to Tenant, and Tenant hereby leases
          ------
from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, the space on the floor(s) specified in Item C of the Basic Lease Information (the "Premises"), as outlined on the floor plan(s) attached hereto as Exhibit A, in the building specified in Item F of the Basic Lease Information (the "Building"), which includes the land on which the Building is located. For purposes of this Lease, the term "Quadrant" means approximately one quarter of a floor in the Building which is Southeast (A), Northeast (B), Northwest (C), and Southwest (D), of the main atrium, as such areas may be configured and designated from time to time by Landlord. Tenant shall have the right to use, in common with others, the entrances, lobbies, stairs, elevators and parking facilities of the Building as such may exist from time to time in Landlord's discretion during the term for access to the Premises. All of the windows, atria, balconies and walls of the Building and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance and repairs, are reserved to Landlord.

     1.2  Rentable Square Footage.  Landlord and Tenant acknowledge and agree
          -----------------------
that the rentable square footage of the Premises, and the Building, as of the date hereof, and calculated in accordance with standards of measurement adopted by the Building Owners and Managers Association, American National Standard, ANSI/BOMA Z65.1-1996 (the "BOMA Standard"), is as provided in Items C and N of the Basic Lease Information, and subject to the terms of this section 1.4, such figure shall be final and binding on Landlord and Tenant for all purposes under this Lease. Notwithstanding anything to the contrary set forth in this section, for purposes of calculation of Base Rent only and for no other purpose, the rentable square footage of the Premises as measured pursuant to the above provisions of this section 1.2 shall be adjusted to equal the product of (A) the usable square footage of the Premises measured pursuant to the BOMA Standard, and (B) 1.30 (hereinafter the "Adjusted Rentable"). In the event that the rentable area of the Premises or the Building shall hereafter change due to subsequent alterations and/or other modifications to the Premises or the Building, the rentable area of the Premises and the Building, as the case may be, shall be appropriately adjusted as of the date of such alteration and/or other modification, based upon the written verification by Landlord's space planner of such revised rentable area. In the event of any such adjustment to the rentable area of the Premises and/or the Building, the figures appearing or referred to in this Lease based upon such rentable area (including Tenant's Percentage Share) shall be modified in accordance with such determination.

     1.3  Light and Air.  No easement for light, air or view is included with or
          -------------
appurtenant to the Premises. Any diminution or shutting off of light, air or view by any structure which may hereafter be erected (whether or not constructed by Landlord) shall in no way affect this Lease or impose any liability on Landlord.

2.   TERM
     ----

     2.1  Initial Term.  The term of this Lease shall be the term specified in
          ------------
Item F of the Basic Lease Information, and shall commence on the Delivery Date (as hereinafter defined), and, unless sooner terminated as herein after provided, shall end on the Expiration Date specified in Item I of the Basic Lease Information (the "Expiration Date").

     2.2  Delivery of Premises.
          --------------------

          (a) Landlord shall deliver the Premises to Tenant during the period provided as the Scheduled Delivery Date for that portion of the Premises, as specified in Item G of the Basic Lease Information, free and clear of any rights of possession or occupancy of any existing tenant thereof, and in broom clean, "Code Compliance" (as that term is hereinafter defined), but otherwise "AS IS" condition and with access to Minimum Electrical Power (as that term is hereinafter defined). Notwithstanding anything in this section 2.2 to the contrary, Tenant shall not be required to accept delivery of the Switch Room portion of the Premises until the holes for the auxiliary riser provided in section 8.3 have been cored in the floor and ceiling of Quadrant 2A of the second floor, the riser sleeves and conduit have been installed therein, and the area has been separately partitioned (with sheet rock) to maintain a separation of the riser area from the remainder of the Premises. Landlord shall use reasonable efforts to give notice to Tenant of the anticipated date of delivery of the Premises at least fifteen (15) days prior to such date, but the failure to give such notice shall not constitute a default by Landlord. Landlord and Tenant acknowledge their intention to allocate to Tenant all costs and delays associated with the demolition of the existing improvements in the Premises and the construction (including permitting) of new improvements to the Premises. Tenant agrees that Landlord has no obligation and has made no promise to alter, remodel, improve, or repair the Premises or any part thereof or to repair or improve any condition existing in the Premises as of the Commencement Date. Tenant agrees that neither Landlord nor any of Landlord's employees or agents has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business therein. Any improvements or personal property located in the Premises are delivered without any representation or warranty from Landlord, either express or implied, of any kind, including merchantability or suitability for a particular purpose. As used herein, the term "Code Compliance" condition shall mean that the Building (other than the Premises, in its shell and demolished condition) is in material compliance with all local and State building and zoning codes and ordinances, in such manner that any violation or condition of non-compliance will not result in the inability of Tenant to be issued a building permit for any of its initial Tenant Improvements, and that Landlord has obtained clearance form the City and County of San Francisco as to any and all violations of the Americans with Disabilities Act which have been filed against the Building.

          (b) Notwithstanding the delivery of the Premises to Tenant, Tenant acknowledges that Landlord will perform certain of Landlord's work more particularly described in section 8.3 of this Lease, in the Premises subsequent to the Delivery Date, and Tenant consents to Landlord's entry into the Premises for such purposes. If the auxiliary riser provided for in section 8.3 is not installed in the Premises prior to the Delivery Date, Landlord, at its expense, will separately partition said area to maintain a separation from the Premises. Tenant acknowledges that auxiliary cooling may not be available to the Premises on the Delivery Date and Tenant shall be required to use portable refrigeration units, at its sole cost and expense, until the auxiliary chiller system is installed by Landlord as provided in section 8.3 hereof.

          (c) As used herein, the term Minimum Electrical Power shall mean that Landlord will provide Tenant with access, at Tenant's sole Cost and expense to 86 kw of electrical power from the Building's bus riser located on the second floor.

     2.3  Tenant's Entry into the Premises Prior to Delivery Date.  Provided
          -------------------------------------------------------
that Tenant and its agents do not interfere with Landlord's work in the Building and the Premises, Landlord shall allow Tenant access to the Premises prior to the Delivery Date for the purpose of the Predelivery Functions (as that term is defined in the Tenant Improvement Work Agreement attached as Exhibit C to this Lease). Such entry shall be upon all of the terms and conditions of this Lease, including, without limitation, section 10.1 hereof.

     2.4  Tenant's Insurance Certificate.  Tenant shall provide Landlord with a
          ------------------------------
certificate of insurance in accordance with the provisions of section 10.5 hereof prior to its occupancy or use of the Premises (including, without limitation, any Predelivery Functions) and prior to the construction of any Tenant Improvements. Tenant shall have no right of access to the Premises unless and until this insurance certificate is delivered to Landlord.

     2.5  Delay in Delivery of Possession.
          -------------------------------

          (a) If Landlord cannot deliver possession of any portion of the Premises to Tenant on the Scheduled Delivery Date, for any reason, this Lease shall not be void or voidable and, except as provided in this section 2.4 hereof, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, but, in such event, the Delivery Date shall be postponed until the date on which Landlord delivers possession of the Premises to Tenant in accordance with section 2.2 hereof (such actual date of delivery of possession of the Premises, whether on the Scheduled Delivery Date or otherwise being referred to herein as the "Delivery Date"). Tenant waives any claims for constructive eviction, failure of consideration, damages or under any other course of action attributable to such delay.

          (b) Notwithstanding anything in the foregoing to the contrary, if Landlord does not deliver possession of the Premises to Tenant in the condition required by section 2.2 hereof on or before June 30, 1998, as such date is extended (on a day for day basis) for delays constituting Tenant Delays, Tenant as its sole and exclusive remedy, may at any time thereafter, upon ten (10) days' prior written notice given to Landlord, terminate this Lease effective as of the expiration of said ten (10) day period, unless prior thereto Landlord delivers the Premises to Tenant in the condition required by section 2.2.

     2.6  Confirmation of Term.  Landlord and Tenant each shall, promptly after
          --------------------
the Delivery Date, the Rent Commencement Date and the Expiration Date have been determined, execute and deliver to the other an amendment to this Lease which sets forth such dates for this Lease, but the term of this Lease shall commence on the Delivery Date and end on the Expiration Date whether or not such amendment is executed.

3.   RENT
     ----

     3.1  Obligation to Pay Rent.  Tenant shall pay to Landlord the following
          ----------------------
amounts as rent for the Premises:

          (a) During the term of this Lease, commencing on the Rent Commencement Date set forth in Item H of the Basic Lease Information, Tenant shall pay to Landlord, as base monthly rent, the respective amounts of monthly rent specified in Item J of the Basic Lease Information (the "Base Rent"). If the Rent Commencement Date should occur on a day other than the first day of a calendar month, or if the Expiration Date should occur on a day other than the last day of a calendar month, then the Base Rent for such fractional month shall be prorated upon a daily basis based upon a thirty (30) day month.

          (b) During each calendar year or part thereof during the term of this Lease subsequent to the base expense calendar year specified in Item K of the Basic Lease Information (the "Base Expense Year"), Tenant shall pay to Landlord, as additional monthly rent, Tenant's Percentage Share (as hereinafter defined) of the total dollar increase, if any, in all Operating Expenses (as hereinafter defined) paid or incurred by Landlord in such calendar year or part thereof over the Operating Expenses paid or incurred by Landlord in the Base Expense Year (hereinafter "Tenant Expense Share").

          (c) During each tax year (July 1 through June 30) or part thereof during the term of this Lease subsequent to the base tax year ending June 30 of the year specified in Item L of the Basic Lease Information (the "Base Tax Year"), Tenant shall pay to Landlord, as additional monthly rent, Tenant's Percentage Share (hereinafter "Tenant's Tax Share") of the total dollar increase, if any, in all Property Taxes (as hereinafter defined) paid or incurred by Landlord in such tax year or part thereof over the Property Taxes paid or incurred by Landlord in the Base Tax Year.

          (d) Throughout the term of this Lease, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated "additional rent." As used in this Lease, "Rent" shall mean and include all Interim Rent, Base Rent, additional monthly rent as described in section 3.1(b) and 3.1(c) hereof, and any other additional rent payable by Tenant in accordance with this Lease.

     3.2  Additional Monthly Rent.  The additional monthly rent payable pursuant
          -----------------------
to sections 3.1(b) and 3.1(c) hereof shall be calculated and paid in accordance with the following procedures:

          (a) On or before the first day of each calendar year during the term of this Lease, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the amounts payable in respect of for the ensuing calendar year. On or before the first day of each month during such ensuing calendar year, Tenant shall pay to Landlord one-twelfth of such estimated amounts. If such notice is not given for any calendar year, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given, and subsequent payments by Tenant shall be based on Landlord's current estimate. If at any time it appears to Landlord that Tenant's Expense Share and Tenant's Tax Share for the current calendar year will vary from Landlord's estimate, Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.

          (b) Within 90 days after the end of each calendar year, Landlord shall give Tenant a written statement of the amounts payable in respect of Tenant's Expense Share and Tenant's Tax Share hereof for such calendar year certified by Landlord. If such statement shows an amount owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the excess to the next succeeding monthly installments payable Tenant's Expense Share and Tenant's Tax Share. If such statement shows an amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within ten (10) days after delivery of such statement. Failure by Landlord to give any notice or statement to Tenant under this section
3.2 shall not waive Landlord's right to receive, or Tenant's obligation to pay, the amounts payable by Tenant in respect of Tenant's Expense Share and Tenant's Tax Share.

          (c) If the term of this Lease ends on a day other than the last day of a calendar year, the amounts payable by Tenant in respect of Tenant's Expense Share and Tenant's Tax Share applicable to the calendar year in which such term ends shall be prorated according to the ratio which the number of days in such calendar year to and including the end of the term bears to three hundred sixty
(360). Termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to section 3.2(b) hereof to be performed after such termination.

     3.3  Tenant's Audit Rights.
          ---------------------

     3.4  Tenant's Audit of Operating Expenses Records.
          --------------------------------------------

          (a) In the event that Tenant disputes the amount of additional rent set forth in any annual statement delivered by Landlord, subject to the terms and conditions of section 3.3(c) below, Tenant shall have the right, upon written notice given to Landlord within one hundred eighty (180) days of the delivery to Tenant of said statement, to inspect and copy, or cause a Third Party Auditor (as that term is hereinafter defined) to inspect and copy, during Normal Business Hours, Landlord's accounting records relating to Operating Expenses and/or Property Taxes for the period covered by such statement (the "Tenant Review"). The Third Party Auditor shall either be a full time, regular employee of Tenant or a certified public accountancy firm designated by Tenant and reasonably acceptable to Landlord. The Third Party Auditor shall certify the results of the Tenant Audit in a manner satisfactory to Landlord. Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the Third Party Auditor is not charging a fee based on the amount of additional rent that said professional is able to save Tenant by conducting the Tenant Review. The Third Party Auditor shall confirm in writing to Landlord that such Third Party Auditor shall maintain in strict confidence any and all information obtained in connection with the Tenant Review and shall not disclose such information to any person or entity other than to the management personnel of Tenant. Any objections by Tenant to Landlord's annual statement and/or the commencement of a Tenant Review shall not excuse or abate Tenant's obligation to make payments required under section 3.2 hereof pending the resolution of Tenant's objection and/or any matter disclosed by the Tenant Review.

          (b) Any Tenant Review shall take place in Landlord's office at the Building or at such other location in San Francisco County as Landlord may reasonably designate, and Landlord will provide Tenant with reasonable accommodations for such Tenant Review and reasonable use of such available office equipment, but may charge Tenant for telephone calls and photocopies. Tenant shall provide Landlord with not less than two (2) weeks' prior written notice of its desire to conduct such Tenant Review. In connection with the foregoing review, Landlord shall furnish Tenant with such reasonable supporting documentation relating to the subject statement as Tenant may reasonably request. In no event shall Tenant have the right to conduct such Tenant Review if an Event of Default shall then exist under this Lease. If the final resolution of the findings of the Tenant Review reveals an error in the calculation of Tenant's Share of Operating Expenses and/or Property Taxes, the parties' sole remedy shall be for Landlord or Tenant, as the case may be, to make the appropriate payment or reimbursement to the other party as is determined to be owing. Any such payment shall be made within thirty (30) days following the final resolution of such dispute.

          (c) Tenant shall be responsible for all costs and expenses associated with the Tenant Review, including any and all audit fees, attorney's fees and related costs of Tenant (collectively, the "Costs"); provided that if the parties' final resolution of the dispute discloses the overstatement by Landlord of Operating Expenses and/or Property Taxes for any expense year in excess of ten percent (10%) of the amount previously charged to Tenant with respect thereto, Landlord shall be responsible for all Costs, not to exceed the actual amount of Operating Expenses and/or Property Taxes to be paid or reimbursed to Tenant as a result of such overpayment. An overcharge of Operating Expenses and/or Property Taxes by Landlord shall not entitle Tenant to terminate this Lease.

          (d) Subject to the procedure hereinabove provided, Landlord's annual statement and the additional rent figure therein provided shall be final and binding on Tenant.

     3.5  First Month Rent and Security Deposit.
          -------------------------------------

          (a) Upon Lease execution, Tenant shall pay to Landlord (a) an amount equal to the Base Rent for the first month of the term of this Lease, which amount Landlord shall apply to the Base Rent for such first month, and (b) the amount of the Security Deposit specified in Item M of the Basic Lease Information (the "Security Deposit").

          (b) The Security Deposit shall remain the sole and separate property of Landlord until actually repaid to Tenant (or at Landlord's option the last assignee, if any, of Tenant's interest hereunder), said sum not being earned by Tenant until all conditions precedent for its payment to Tenant have been fulfilled. As this sum both in equity and at law is Landlord's separate property, Landlord shall not be required to (1) keep said deposit separate from its general accounts, or (2) pay interest, or other increment, for its use. If Tenant fails to pay rent or other charges when due hereunder, or otherwise defaults with respect to any provision of this Lease, including and not limited to Tenant's obligation to restore or clean the Premises following vacation thereof, Tenant, at Landlord's election, shall be deemed not to have earned the right to repayment of the Security Deposit, or those portions thereof used or applied by Landlord for the payment of any rent or other charges in default, or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. Landlord may retain such portion of the Security Deposit as it reasonably deems necessary to restore or clean the Premises following vacation by Tenant. The Security Deposit is not to be characterized as rent until and unless so applied in respect of a default by Tenant.

          (c) If Landlord elects to use or apply all or any portion of the Security Deposit as provided in section 3.4(b), Tenant shall within ten (10) days after written demand therefor pay to Landlord, in cash, an amount equal to that portion of the Security Deposit used or applied by Landlord, and Tenant's failure to so do shall be a material breach of this Lease. The ten (10) day notice specified in the preceding sentence shall insofar as not prohibited by law, constitute full satisfaction of notice of default provisions required by law or ordinance.

          (d) Notwithstanding anything to the contrary in this section 3.4, if Landlord determines that an additional security deposit is required in accordance with section 12.4, such additional deposit shall be added to, and shall be a part of, the Security Deposit.

     3.6  Tenant's Default.  Tenant acknowledges that the late payment by Tenant
          ----------------
of any monthly installment of Base Rent or additional monthly rent will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collection costs in addition to processing and accounting expenses. Therefore, if any monthly installment of Base Rent or additional monthly rent is not received by Landlord within five (5) days after such installment is due, Tenant shall immediately pay to Landlord a late charge equal to six percent (6%) of such delinquent installment. The foregoing notwithstanding, a late charge shall not be imposed on the first late payment made in any twelve (12) month period commencing with the Rent Commencement Date; provided such payment is made within five (5) days of written notice of the delinquency in payment. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered by Tenant's failure to make timely payment. In no event shall such late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any monthly rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay each installment of monthly rent due under this Lease in a timely fashion, including the right to terminate this Lease.
All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at such due date or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum.

     3.7  Payment of Rent.  Tenant shall pay all Base Rent and additional
          ---------------
monthly rent under section 3.1 hereof to Landlord, in advance, on or before the first day of each and every calendar month during the term of this Lease. Tenant shall pay all rent to Landlord without notice, demand, deduction or offset, in lawful money of the United States of America, at the address of Landlord specified in Item Q of the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

4.   OPERATING EXPENSES AND PROPERTY TAXES
     -------------------------------------

     4.1  Tenant's Percentage Share.  As used in this Lease, "Tenant's
          -------------------------
Percentage Shares shall mean the percentage specified in Item N of the Basic Lease Information.

     4.2  Operating Expenses.  As used in this Lease, "Operating Expenses" shall
          ------------------
mean all costs and expenses paid or incurred by Landlord in connection with the ownership, management, operation, maintenance or repair of the Building or providing services in accordance with this Lease, including the following: salaries, wages, other compensation, taxes and benefits (including payroll, social security, workers' compensation, unemployment, disability and similar taxes and payments) for all personnel engaged in the management, operation, maintenance or repair of the Building; uniforms provided to such personnel; premiums and other charges for all property, earthquake, rental value, liability and other insurance carried by Landlord, together with the amount of any deductible under such policy; water and sewer charges or fees; license, permit and inspection fees; electricity, chilled water, air conditioning, gas, fuel, steam, heat, light, power and other utilities (to the extent not provided at the expense of Tenant in accordance with the terms of this Lease); sales, use and excise taxes on goods and services purchased by Landlord; telephone, delivery, postage, stationery supplies and other expenses; management fees (not to exceed the prevailing rate for management services charged by professional management companies for the operation of comparable buildings) and expenses; equipment lease payments; repairs to and maintenance of the Building, including Building systems and accessories thereto and repair and replacement of worn out or broken equipment, facilities, parts and installations, but excluding the replacement of major Building systems; janitorial, window cleaning, security, guard, extermination, water treatment, garbage and waste disposal, rubbish removal, plumbing and other services; inspection or service contracts for elevator, electrical, mechanical and other Building equipment and systems; supplies, tools, materials and equipment; accounting, legal and other professional fees and expenses (excluding legal fees incurred by Landlord relating to disputes with specific tenants or the negotiation, interpretation or enforcement of specific leases); painting the exterior or the public or common areas of the Building and the cost of maintaining the sidewalks, landscaping and other common areas of the Building; the cost, reasonably amortized as determined by Landlord, according to generally accepted accounting principles, of all furniture, fixtures, draperies, carpeting and personal property (excluding paintings, sculptures or other works of fine art) furnished by Landlord in common areas or public corridors of the Building or in the Building office; all costs and expenses resulting from compliance with any laws, ordinances, rules, regulations or orders applicable to the Building; Building office rent or rental value for office space reasonably necessary for the proper management and operation of the Building; all costs and expenses of contesting by appropriate legal proceedings any matter concerning managing, operating, maintaining or repairing the Building, or the validity or applicability of any law, ordinance, rule, regulation or order relating to the Building, or the amount or validity of any Property Taxes; reasonable depreciation as determined by Landlord according to generally accepted accounting principles on all machinery, fixtures and equipment (including window washing machinery) used in the management, operation, maintenance or repair of the Building and on window coverings provided by Landlord; the cost, reasonably amortized as determined by Landlord, according to generally accepted accounting principles, of all capital improvements made to the Building or capital assets acquired by Landlord that are designed or intended to be a labor-saving or energy-saving device, or to improve economy or efficiency in the management, operation, maintenance or repair of the Building, or to reduce any item of Operating Expenses, or that are reasonably necessary to comply with any conservation program or required by any law, ordinance, rule, regulation or order; and such other usual costs and expenses which are paid by other landlords for the on-site operation, servicing, maintenance and repair of first-class office buildings in the San

Francisco Bay Area. Operating Expenses shall not include Property Taxes and any items of Excluded Operating Expenses identified in Exhibit E to this Lease (and deemed incorporated herein). Actual Operating Expenses for the Base Expense Year and each subsequent calendar year shall be adjusted, to reflect the greater of actual occupancy, or 95% occupancy for a full calendar year (the "Gross Up"). Those items such as janitorial supplies will be escalated in the Gross Up on a direct square footage basis, janitorial contract expense will be based upon the janitorial contract and the vacancy credit. Other items that are fixed regardless of occupancy will not be modified in the Gross Up. Electricity usage for the Building will change with occupancy, but may not be directly dependent on square footage; the Gross Up will include an allocation for fixed loads and variable loads. The determination of Operating Expenses shall be in accordance with generally accepted accounting and property management principles applied on a consistent basis.

     4.3  Real Property Taxes.  As used in this Lease, "Property Taxes" shall
          -------------------
mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Building or any part thereof or any personal property used in connection with the Building. If the Building is not assessed on a fully completed basis for all or any part of the Base Tax Year, until it is so assessed, Property Taxes for the Base Tax Year shall be established by multiplying Landlord's reasonable estimate of such assessed valuation by the applicable, tax rates for the Base Tax Year. Property Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, documentary transfer, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes. Property Taxes shall not include any tax, assessment, excise, levy, fee or charge paid by Tenant pursuant to section 5.1 hereof. Any tax rebate, refund or reduction with respect to any period during the term of this Lease shall be allocated to Tenant in proportion to Tenant's Percentage Share, and credited to Tenant's obligations to pay rent hereunder until such credit is exhausted, or if not exhausted the balance refunded to Tenant upon termination of this Lease.


     4.4  Cost Pools.  Landlord shall exercise good faith efforts to equitably
          ----------
allocate those Operating Expenses that are incurred for the direct benefit of specific types of tenants or users in the Building to and among those specific user classifications ("Cost Pools"). Such Cost Pools may include, but shall not be limited to, the office and showroom space, the ground floor atrium, the lower level exhibition hall, and any retail space tenants of the Building. Landlord's determination of such allocations in a manner consistent with the terms and conditions of this section 4.4 shall be final and binding on Tenant. Tenant acknowledges that the allocation of Operating Expenses among Cost Pools does not affect all Operating Expenses, and is limited to specific items that are incurred or provided to tenants of Cost

Pools which Landlord determines, in good faith, it would be inequitable to share among tenants of other Cost Pools in the Building.

5.   OTHER TAXES PAYABLE BY TENANT
     -----------------------------

     5.1  Taxes on Real Property, Personal Property, and Tenant's Extra
          -------------------------------------------------------------
Improvements.  In addition to all Rent and other charges to be paid by Tenant
------------
under this Lease, Tenant shall reimburse Landlord upon demand for all taxes, assessments, excises, levies, fees and charges including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are payable by Landlord and levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (a) the Premises,
(b) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such Improvements is vested in Tenant or Landlord, (c) any rent payable under this Lease, including any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent, or
(d) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises. Such taxes, assessments, excises, levies, fees and charges shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent), franchise, documentary transfer, inheritance or capital stock taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any such taxes, assessments, excises, levies, fees and charges.

     All taxes, assessments, excises, levies, fees and charges payable by Tenant under this section 5.1 shall be deemed to be, and shall be paid as, additional rent.

6.   USE
     ---

     6.1  Permitted Use.
          -------------

          (a) The Premises shall be used for the Permitted Use and for such other purposes as Landlord, in its reasonable judgment, may approve in advance in writing as consistent with a use suitable for a first-class building of the nature of the Building, and for no other purpose. Without limiting the generality of the foregoing, no use, other than general office and administrative purposes, shall be made or conducted in the area adjacent to the Building atrium shown cross-hatched on Exhibit A. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, ordinance, rule, regulation or order now in force or which may hereafter be enacted, or which is prohibited by any insurance policy carried by Landlord for the Building, or will in any way increase the existing rate of, or cause a cancellation of, or affect any insurance for the Building. Landlord covenants that, as of the Delivery Date, the Permitted Use is not prohibited by, nor will it result in an increase in or otherwise affect, any insurance policy carried by Landlord for the Building. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord or other tenants of the Building, or injure or annoy them. Tenant shall not use or allow the Premises to be used for any unlawful purpose nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not bring or keep in the Premises any furniture, equipment, materials or other objects which overload the Premises or any portion thereof in excess of the Floor Load Bearing Capacity of the Building (as hereinafter defined). As used herein, the term "Floor Load Bearing Capacity of the Building shall mean 75 pounds per square foot UBC Design Live Load less all tributary area reductions allowed by the 1979 UBC Code with the 1984 City of San Francisco Amendments, plus any improvements in the Premises (including walls, ceilings, doors, lights, flooring or other improvements) not in excess of 20 pounds per square foot UBC Design Partition Load, as allowed by the 1979 UBC Code with 1984 City of San Francisco Amendments. If within thirty (30) days from the date of execution of this Lease Tenant determines that the floor load capacity is inadequate for its needs, Tenant may terminate this Lease, in which case Tenant will reimburse Landlord for all of Landlord's costs in connection with the negotiation and execution of this Lease, including, without limitation, attorneys' fees and contractor design, project management and Tenant improvement construction costs.

          (b)  Office Use.  If for any reason it is determined by the City and
               ----------
County of San Francisco Planning Department that the percentage of the Premises designated as "Office" as defined in Section 313.1(24) or 314.1 (p) of the San Francisco City Planning Code (the "Office Use"), exceeds 2,691 square feet (the "Permitted Office Use") Tenant shall pay to Landlord the sum of $8.05 (the "In-Lieu Fee") for each square foot determined by the Planning Department to be Office Use in excess of the Permitted Office Use, multiplied by 130%. The payment shall be made to the Landlord as follows:

               1. The amount of Office Use in the Building must first have exceeded 269,680 sq. ft.;

               2. Landlord shall have paid or have a legal obligation to pay the In-Lieu Fee to the City;

               3. Landlord shall have billed the Tenant in the amount of the sum due from Tenant under the provisions of this section 6.1(b);

               4. Tenant shall remit the amount described in number 3 above within ten (10) days following the receipt of the billing.

Nothing herein shall permit the Tenant to build space for Office Use in the Premises in excess of that which is legally permissible under the laws of the City and County of San Francisco. If, as a result of Tenant's addition of Office Use, as specified in this subparagraph (b), a Planning Commission or other City hearing is required, the Office Uses shall not be effected until the successful completion of any such procedure.

     6.2  Roof.
          ----

          (a) Landlord grants to Tenant a non-exclusive license (the "Roof License") to use that portion of the roof of the Building shown in Exhibit "F-1" for the installation, operation and maintenance of the telecommunications equipment more particularly described in Exhibit "F-2," and any substantially similar replacements thereof (the "Roof Top Facilities"), together with a non-exclusive license (the "Access License") to use in connection with exercise of the Roof License (i) such stairwells and roof access passageways in the Building as may be designated by Landlord for the purpose of ingress to and egress from the Facilities; and (ii) the existing utility and telecommunications conduits, ducts, and cabling in the Building, as may be designated by Landlord, for the purpose of transmission of data to and from the Roof Top Facilities and for the generation of electricity and conditioned air for transmission to the Premises. The Roof License and the Access License are collectively referred to herein as the "Licenses," are personal to the named Tenant under this Lease and any Permitted Tenant Affiliate or Qualified Successor (as such terms are hereinafter defined), and are not otherwise assignable or transferable in whole or in part. The Licenses are subject to the terms and conditions contained in Exhibit "F-3" attached hereto (the "Terms and Conditions"), the terms of which are incorporated into this Lease by this reference. Any default by Tenant under the Terms and Conditions shall be deemed a default under this Lease.

          (b) Tenant shall pay Landlord, as additional rent, a license fee for the use of the Licenses, the amount of Five Dollars ($5.00) per square foot of roof area (plus a 5 foot perimeter) utilized by Tenant for the Roof License (the "Basic License Fee"), plus the cost of all utility connections and meters, and other expenses reasonably incurred by Landlord in managing the roof top access to and use of the Facilities (the "License Charges"). The Basic License Fee shall increase beginning on January 1, 1999 and each year thereafter by an amount equal to four percent (4%) of the prior year's Basic License Fee. The Basic License Fee shall be paid in the same manner as Base Rent, and any default in the payment of the Basic License Fee or any other License Charges shall be deemed a default in the payment of Base Rent under this Lease.

          (c) Landlord may construct a roof top telecommunications facility for the common use by tenants of the Building (the "Common Roof Top Facility") and may require Tenant to relocate its telecommunications facilities thereto, provided such relocation does not result in any interference with or degradation of the quality and strength of the transmission and reception capabilities of the Facilities. No relocation shall result in an interruption of service to Tenant for more than five (5) minutes. Tenant and the other tenants using the Common Roof Top Facility shall share pro rata in the cost of construction, operation and maintenance thereof, based on an allocation of use determined by Landlord. Following any such relocation, the Licenses provided in section 6.2(a) shall be deemed terminated.

Notwithstanding anything in the foregoing to the contrary, if prior to the date Tenant installs any Roof Top Facilities Landlord elects to construct the Common Roof Top Facility and to relocate Tenant thereto, Tenant shall pay for any and all costs in relocating its telecommunications facilities to the Common Roof Top Facility. If Landlord elects to relocate Tenant to the Common Roof Top Facility at any time after Tenant has installed any such facility, Landlord shall pay for all costs of physically relocating and repositioning Tenant's any existing roof-top telecommunications facilities.

     6.3  Other Facilities.
          ----------------

          (a) Subject to Landlord's approval thereof in accordance with the terms of the Tenant Improvement Work Agreement, Landlord agrees that Tenant may install an uninterrupted power supply battery system in a location in the Premises reasonably acceptable to Landlord.

          (b) Landlord acknowledges that Tenant is executing this Lease in reliance on its ability to have access to and/or to install (i) an emergency generator providing up to 500 kilowatts of power and 2,000 gallons of fuel tank capacity to support said generator in providing back-up power in the event of an interruption of utilities (provided, however, the fuel tank shall only be a fuel tank that is installed by Landlord as a shared facility with access to Tenant for the capacity herein provided), and (ii) supplemental chiller equipment with the capacity of 100 tons of cooling, and (iii) a transformer and related equipment supplying additional electrical power of up to 500 kw (collectively, the "Tenant Auxiliary and Emergency Power Facility").

          (c) Tenant acknowledges that Landlord is considering the construction (by an independent third party (the "Auxiliary Power Provider"), if commercially practical) and installation of equipment and facilities in and about the Building that would enable Tenant and other tenants in the Building to access additional electrical, emergency power and supplemental cooling capacity (the "Shared Auxiliary and Emergency Power Facility"), with an allocation to Tenant sufficient to provide the capabilities noted in section 6.3(b) above. If Landlord elects to construct and/or install the Shared Auxiliary and Emergency Power Facility, Tenant shall pay its prorate share of any and all construction costs and all costs of operation and maintenance associated therewith, based on Tenant's pro-rata share the numerator of which is the Tenant's allocated capacity and the denominator of which is the total capacity of the Shared Auxiliary and Emergency Power Facility. If on or before February 15, 1998, Tenant has not been able to obtain commercially reasonable assurances from the Auxiliary Power Provider as to the scope, charges and contractual arrangements that the Auxiliary Power Provider will require Tenant to accept as a condition to the Auxiliary Power Provider providing the Shared Auxiliary and Emergency Power Facility, and Landlord is otherwise unable within ten (10) days thereafter to cause the Auxiliary Power Provider to extend to Tenant such assurances as are reasonably acceptable to Tenant, Tenant may provide Landlord with Tenant's written notice of its election to terminate this Lease unless, on or before March 17, 1998, Landlord designates one or more locations in the

Building where Tenant may, at its sole cost and expense, construct the Tenant Auxiliary and Emergency Power Facility. If Tenant reasonably disapproves of the location(s) designated by Landlord for the Tenant Auxiliary and Emergency Power Facility, Tenant shall provide Landlord with a detailed proposal of an alternative location or locations for such facilities. If following good faith discussions between Landlord and Tenant over a period of fifteen (15) days from the date of Tenant's proposal, Landlord is unable to resolve to the satisfaction of Tenant Tenant's reasonable objections to Landlord's designated location for Tenant's Auxiliary and Emergency Power Facility, Tenant, as its sole and exclusive remedy, may terminate this Lease, including, without limitation, attorneys' fees and contractor design, project management and Tenant improvement construction costs. If and to the extent Tenant is authorized to install and construct the Tenant Auxiliary and Emergency Power Facility, all costs of construction shall be the sole responsibility of Tenant. In Addition, Tenant shall pay a fee for the placement and use of such facility, as additional rent, equal to Five Dollars ($5.00) per square foot, per annum, for roof top area, and Fifteen Dollars ($15.00) per square foot, per annum, for any covered area (in either case, Tenant shall bear all costs for operations and maintenance so that such sums are net to Landlord). Such rent shall be subject to increase, annually by an amount equal to four percent (4%) of the prior year's charges. The facility fee provided herein shall be paid in the same manner as Base Rent, and any default in the payment of the fee or any other charges shall be deemed a default in the payment of Base Rent under this Lease.

          (d) Tenant's obligations under section 6.3(c) shall survive the termination of this Lease.

          (e) Landlord will cooperate with Tenant in locating additional telecommunications cabling main points of entry ("MPOE's") to the Building, in addition to the existing MPOE, to provide redundancy of access for telecommunication services and providers to the Building.

          (f) If Landlord fails or is unable (for any reason), (i) following three (3) days' written notice from Tenant, or (ii) following telephone notice to the property manager if an emergency to keep the Building fuel tank contemplated by section 6.3(b) hereof filled to the capacity required for Tenant's use thereof, Tenant, at its sole cost and expense, shall have the right to fill the tank with fuel approved for use by Landlord in the fuel tank; provided, however, such inability or failure by Landlord shall not be deemed a default by Landlord under this Lease.

7.   SERVICES
     --------

     7.1  Landlord Services.
          -----------------

          (a)  Subject to Tenant's obligation for payment as described in section 7.2, Landlord shall supply the Premises with access to electricity for normal lighting, the operation of desk top office machines and other equipment and for perimeter electric heat, water for drinking purposes and, during Normal Business Hours, ventilating and air conditioning ("VAC") reasonably required for the use and occupancy of the Premises. Landlord shall also furnish normal elevator service at all times, and lighting replacements for Building standard lights, rest room supplies and window washing when needed, as determined by Landlord and subject to the Rules and Regulations. Landlord shall not be obligated to furnish janitorial services to the Premises. Landlord shall furnish customary guard/surveillance service for the Building (not Tenant or the Premises); provided, however, Landlord shall not be liable for any criminal acts of others or for any direct, consequential or other loss or damage related to any malfunction, circumvention or other failure of such surveillance service. Without limiting the generality of the foregoing:

               (i) Landlord will provide as a Building service through the existing chilled water/fan coil system of the Building not less than one
     (1) ton of cooling, at peak demand, for each 325 usable square feet of the Premises. Tenant's design engineers must include allocations for environmental loads (solar gain, etc.), occupant loads and lighting loads in addition to Tenant's equipment loads within the one ton per 325 usable square feet requirement, to the satisfaction of Landlord. In addition, Landlord will provide Tenant access to 25 tons of chilled water, at Tenant's sole cost and expense from Landlord's auxiliary riser system. The Building ventilation systems are capable of supplying 100% outside air.
     The Building is designed to the ASHRAE 5% design standards for San Francisco. Tenant shall have the right to install, at its expense, temperature gauges and flow meters at the discharge points of each base building fan coil unit.

               (ii) Landlord will provide Tenant access to up to 8 watts of electric power per usable square foot, of which 1.5 watts per usable square foot shall be allocated for lighting and 2.1 watts per usable square foot shall be allocated for heat.

               (iii) Landlord will make heating available, at Tenant's sole cost and expense, from the existing thermostat controlled electric coils located along the perimeter of the Premises. The location and quantity of the existing electric coils may not be sufficient for Tenant's needs. Tenant is responsible for thermostat controls and for temperature maintenance in the Premises. Landlord does not provide heating as a Building service.

               (iv) Tenant will provide its own janitorial service in and to the Premises with non-union contractors reasonably acceptable to Landlord. Such contractors shall, at all times, be under the supervision of Tenant; provided, however, such contractors shall be required to adhere to the rules and regulations established from time to time by landlord for vendors and contractors performing services in the Building, a copy of which shall have been provided to Tenant.

               (v) The Normal Business Hours of the Building are Monday through Friday (exclusive of days that are not Business Days) 8:00 a.m. through 6:00 p.m., and on Saturdays 8:00 a.m. through 1:00 p.m. As used herein, the term "Business Days" means the days Monday through Friday (excluding New Year's Day, Martin Luther King Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the business days on which such holidays are observed).

               (vi) Landlord shall provide freight elevator service, without charge during Normal Business Hours. Over-time freight service will be charged to Tenant at Landlord's actual cost.

          (b) Landlord shall not be in default under this Lease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, any installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, any failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or breakdown or any condition beyond the reasonable control of Landlord or by the making of repairs or improvements to the Premises or to the Building, or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any resource or form of energy serving the Premises or the Building, whether such results from mandatory restrictions or voluntary compliance with guidelines. Landlord shall use reasonable efforts to correct any interruption in the furnishing of such services.

     7.2  Electric Current.  It is the intention of the parties that Tenant
          ----------------
shall pay directly for all the electric current used in the Premises (including electric current for heat). Landlord shall have the right to install a meter or a submeter in the Premises (together with all necessary recircuiting) to determine the exact amount of electricity used by Tenant. Tenant shall pay for the cost of installation and maintenance of the electric meter. Tenant shall pay, as they become due, all charges shown by the meter or submeter for the use of electric current. Landlord shall not charge a rate for the use of electric current higher than the rate charged to Landlord by the electric company for electricity consumption in the Building. If Landlord is able to do so, Landlord reserves the right to cause all electrical power to be metered directly to, and for the separate and sole account of, Tenant by the public utility company.

     7.3  Restrictions on Use.  Tenant shall not use or install any apparatus,
          -------------------
device or equipment in the Premises, which will in any way require cooling load capabilities in excess of 1.5 watts per usable square foot for lighting, and 2.1 watts per usable square foot for equipment, or increase the amount of water or electricity required to be furnished by Landlord in accordance with section 8.3(b)(iii) and (iv) below, in each case unless the same is capable of being operated and cooled solely by the auxiliary power and chilled water to which Tenant shall be provided access in accordance with sections 7.1(i) and (ii) above. Tenant shall not connect any apparatus, device or equipment to the Building's plumbing system or utilize the water supplied to the Premises other than for the purposes for which Landlord's installed equipment or improvements are customarily intended. Tenant shall not connect or use any electrical equipment that exceeds the capacity of the VAC system of the Premises without first providing Landlord with plans and specifications evidencing, to the reasonable satisfaction of Landlord, the installation and operation of supplemental VAC facilities that will provide cooling to efficiently operate any equipment with an aggregate electrical load in excess of the design capacity of the existing VAC system in the Premises. In no event shall Tenant connect or use any equipment in the Premises that shall exceed the total electrical load capacity of the Premises.

     7.4  Additional Services.  Except as provided in section 7.3 above, if
          -------------------
during any hours other than the Normal Business Hours of the Building or any days other than Business Days, Tenant desires to have any services or utilities supplied to the Premises, and if Landlord is able to provide the same, Tenant shall pay Landlord such charge as Landlord shall establish from time to time for providing such services or utilities. Any such charges which Tenant is obligated to pay shall be deemed to be additional rent hereunder. For information purposes only, Landlord hereby notifies Tenant that the current charges applicable to Tenants' extra hours use of VAC is Eighteen Dollars ($18.00) per hour, for air only, and One Hundred Ten Dollars ($110.00) per hour, per floor, for chilled air. Such charges are subject to change without notice; provided, however, Landlord will at all times maintain uniform charges for extra VAC usage applicable to all tenants in the Building. If and to the extent other tenants in the Building utilize after-hours VAC service during the period Tenant utilizes such service, Tenant will be charged a proportionate share of such after-hours charges (based on square footage of the Premises, or portion thereof as to which Tenant is utilizing such service, and the space of such other tenants.

8.   MAINTENANCE AND REPAIRS
     -----------------------

     8.1  Landlord's Obligation to Repair.  Landlord shall maintain and repair
          -------------------------------
as an Operating Expense the public and common areas of the Building, such as plazas, lobbies, stairs, corridors and rest rooms, the roof and exterior elements of the Building, and the elevator, mechanical (heating, ventilating and air conditioning and electrical systems of the Building and keep such areas, elements and systems in reasonably good order and condition. Any damage in or to any such areas, elements or systems caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant shall be repaired by Landlord at Tenant's expense and Tenant shall pay to Landlord, upon billing by Landlord, as additional rent, the cost of such repairs incurred by Landlord.

     8.2  Tenant's Obligation to Repair.
          -----------------------------

          (a) Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, maintain and repair the Premises and every part thereof and all equipment, fixtures and improvements therein (except as otherwise provided in section 8.1 above), and keep all of the foregoing clean and in good order and operating condition, ordinary wear and tear and damage thereto by fire or other casualty excepted. All repairs and replacements made by or on behalf of Tenant shall be made and performed at Tenant's cost and expense, by contractors or mechanics approved by Landlord, and in a manner such that the same shall be at least equal in quality, value and utility to the original work or installation being repaired or replaced. Tenant hereby waives all rights under California Civil Code section 1941 and all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises as provided by California Civil Code section 1942 or any other law, statute or ordinance now or hereafter in effect.

          (b) Subject to and except as others provided in section 9.2 hereof, Tenant shall, at the end of the term of this Lease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the condition specified in section 2 hereof, ordinary wear and tear and damage thereto by fire or other casualty excepted. Notwithstanding anything in the foregoing to the contrary, any equipment or installation in the Premises used in the provision of telecommunication services shall not be deemed an Alteration or fixture that is surrendered with the Premises at the end of the term, and the same shall be deemed Tenant's Property.

     8.3  Landlord's Work.
          ---------------

          (a) Landlord intends to upgrade and improve certain common areas and utility and other systems of the Building ("Landlord's Building Upgrade Work"). Tenant acknowledges that the performance of Landlord's Upgrade Work may result in noise, dust and other temporary inconveniences or interruptions to the conduct of normal business activity in the Building. Landlord will utilize above standard measures to reduce noise levels associated with the performance of Landlord's Building Upgrade Work; provided, however, Landlord's Building Upgrade Work shall in no event constitute a constructive eviction or serve as a basis for any abatement or reduction in rent.

          (b) Landlord covenants to construct, at Tenant's sole cost and expense, and to provide for Tenant's use the following improvement ("Landlord's Work"):

               (i) three, four-inch sleeves in the second floor slab of Quadrant 2A, in a location determined by Landlord, and reasonably acceptable to Tenant, for telecommunications cabling for the exclusive use of Tenant;

               (ii) horizontal and vertical paths of travel between the Building's MPOE (main point of entry) for telecommunications cabling to the sleeves in the second floor slab described in clause (i) above;

               (iii) one, 6 inch by 12 inch penetration in the second floor slab of Quadrant 2A in a location determined by Landlord and reasonably acceptable to Tenant, for the exclusive use of Tenant for additional electrical power to the Premises; and

               (iv) new auxiliary utility (chilled water, plumbing) risers and common exhaust duct running from the atrium floor of the Building, vertically through the sixth floor of the Building in Quadrants A and B and access to 100 tons of chilled water, at Tenant's sole cost and expense, from the new auxiliary riser system.

          (c) If Landlord's Work and the Shared Auxiliary and Emergency Power Facility are not completed by July 31, 1998, as such date is extended by Tenant Delays and Force Majeure (the "Penalty Date"), Tenant shall have the right, as its sole and exclusive remedy, to terminate this upon thirty (30) days' notice if such work and/or facility is not completed and operational prior to the expiration of said thirty (30) day period. For each day beyond the Penalty Date that Landlord's Work is not completed Landlord shall credit against the Base Rent next coming due under this Lease the Base Building Delay Payment. As used herein, the term "Base Building Delay Payment" shall mean the amount determined by multiplying one cent ($.01) by the total rentable square footage of the Premises, for each day Landlord fails to substantially complete the work to which the payment applies, for up to the first sixty (60) days of such delay, and thereafter in the amount determined by multiplying two cents ($.02) by the total rentable square footage of the Premises, for each day thereafter that Landlord fails to substantially complete the work to which the payment applies.

9.   ALTERATIONS
     -----------

     9.1  Landlord's Consent.  Tenant shall not make any alterations, additions
          ------------------
or improvements in or to the Premises or any part thereof (hereinafter "Alterations") without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, except that Landlord may withhold or condition such consent in its sole and absolute discretion if the same in any way affects or involves the structural, exterior (including any portion of the Premises exposed to the atrium) or roof elements of the Building or the elevator, mechanical, electrical, plumbing, life safety or other systems of the Building. Notwithstanding the preceding sentence, Tenant may make Alterations without Landlord's prior consent only if: (i) the total cost of the full project or job incorporating such Alterations is Twenty Thousand Dollars ($20,000) or less (except if the Alteration is limited to the installation of telephone switching equipment, in which case, no dollar limit shall apply), and
(ii) the Alterations will not in any way affect or involve the structural, exterior (including any portion of the Premises exposed to the atrium) or roof elements of the Building or the elevator, mechanical, electrical, plumbing, life safety or other systems of the Building, but Tenant shall give at least ten (10) days prior written notice of any such Alterations, additions or improvements to Landlord. All Alterations, including the tenant improvements (the "Initial Tenant Improvements") to be constructed or installed in the Premises in accordance with the Tenant Improvement Work Agreement attached as Exhibit C to this Lease (the "Tenant Improvement Work Agreement"), shall be made by Tenant, at Tenant's sole cost and expense, as follows:

          (a) All Alterations shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect the Building shell and shall comply with any material and design specifications adopted by Landlord from time to time for uniform application to any tenant improvement work in the Building.

          (b) Tenant shall, through Tenant's licensed contractor(s), perform all work in accordance with the plans and specifications approved by Landlord. Tenant shall pay for all work (including the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make the alterations, additions and improvements. Tenant shall be responsible for any additional alterations, additions or improvements required by law to be made by Landlord in or to the Building as a result of any Alterations made by or for Tenant. Tenant shall engage responsible licensed contractor(s) approved in writing by Landlord to perform all work. Tenant's contractors, subcontractors, laborers and suppliers shall be recognized by the Bay Area Building Trade Council, and shall be compatible with any union labor agreements applicable to the Building and any other work planned or in progress in the Building. Tenant shall notify Landlord in writing of the licensed contractor(s) whom Tenant proposes to engage for the work. Landlord shall notify Tenant in writing within ten (10) business days whether Landlord approves or disapproves such contractor(s). All contractors and other persons shall at all times be subject to Landlord's control while in the Building. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of Tenant's plans and specifications, Tenant's contractors or subcontractors, design of any work, construction of any work, or delay in completion of any work.

          (c) Tenant shall reimburse Landlord upon demand for all reasonable out-of pocket expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Without limiting the generality of the foregoing, except as provided in the Tenant Improvement Work Agreement, with respect to any work requiring the prior written consent of Landlord, unless Tenant utilizes Landlord's project manager and contractor for such work, Tenant shall pay to Landlord an amount equal to ten percent (10%) of the cost of such work to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work (provided, however, no charge shall be assessed with respect to the cost of the work attributable to the cost of telephone switching equipment). If Tenant utilizes Landlord's project manager and contractor for such work, the fee shall equal five percent (5%) of the cost of the work.

          (d) In addition to requirements of section 10.2 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to section 10.2 of this Lease immediately upon completion thereof. In addition, with respect to any Alterations, the projected cost of which exceeds $100,000, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

          (e) At least ten (10) days prior to such date, Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced. Tenant shall cause all work to be performed by the licensed contractor(s) approved in writing by Landlord in accordance with the plans and specifications approved in writing by Landlord and in compliance with all applicable codes, laws, ordinances, rules and regulations. Notwithstanding the notice given above, work shall not commence prior to Landlord's receipt and approval of Tenant's licensed contractor(s), including all subcontractors, a detailed project schedule, a valid building permit for the work, insurance certificates with endorsements for additional insureds, all required bonds and a list of 24-hour emergency contacts for Tenant, Tenant's contractor(s) and subcontractor(s). Tenant shall keep the Premises and the Building free from mechanics', materialmen's and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Tenant shall have the right to contest the amount or validity of any such lien, provided Tenant gives prior written notice of such contest to Landlord, prosecutes such contest by appropriate proceedings in good faith and with diligence, and, upon request by Landlord, furnishes such bond as may be required by law to protect the Premises and the Building from such lien. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens, and to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant.

     9.2  Approval of Plans and Specifications.  In addition to the requirements
          ------------------------------------
of section 9.1, where the prior consent of Landlord is required with respect to any Alterations, except as otherwise provided to the contrary in the Tenant Improvement Work Agreement with respect to the Initial Tenant Improvements:

          (a) Tenant shall submit to Landlord, for Landlord's written approval, plans and specifications for all work to be done by Tenant. Such plans and specifications shall be prepared, at Tenant's sole cost and expense, by responsible licensed architect(s) and engineer(s) approved in writing by Landlord shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Building, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion. Landlord shall cooperate with Tenant in the application for, and in the pursuit of, all governmental permits and approvals and shall execute, when required, any applications reasonably requested by Tenant. Tenant shall notify Landlord in writing of the licensed architect(s) and engineer(s) whom Tenant proposes to engage to prepare such plans and specifications. Landlord shall notify Tenant in writing within ten (10) business days whether Landlord approves or disapproves such architect(s) and engineer(s).

          (b) Landlord shall notify Tenant in writing within ten (10) business days whether Landlord approves or disapproves such plans and specifications and, if Landlord disapproves such plans and specifications, Landlord shall describe the reasons for disapproval. Tenant may submit to Landlord revised plans and specifications for Landlord's prior written approval. Tenant shall pay all costs, including the fees and expenses of the licensed architect(s) and engineer(s), in preparing such plans and specifications and all revisions requested by Landlord.

          (c) All changes in the plans and specifications approved by Landlord shall be subject to Landlord's prior written approval. If Tenant wishes to make any such change in such approved plans and specifications, Tenant shall have Tenant's architect(s) and engineer(s) prepare plans and specifications for such change and submit them to Landlord for Landlord's written approval. Landlord shall notify Tenant in writing within ten (10) business days whether Landlord approves or disapproves such change and, if Landlord disapproves such change, Landlord shall describe the reasons for disapproval. Tenant may submit to Landlord revised plans and specifications for such change for Landlord's written approval. After Landlord's written approval of such change, such change shall become part of the plans and specifications approved by Landlord.

     9.3  Ownership and Surrender of Alterations.  All Alterations including,
          --------------------------------------
without limitation, the Initial Tenant Improvements installed in the Premises, which are attached to, or built into, the Premises, including without limitation, floor coverings, wall coverings, paneling, molding, doors, vaults, plumbing systems, electrical systems, mechanical systems, structural systems, lighting systems, sound equipment, communication systems (including Tenant's telecommunications switching equipment and racks) and outlets for the systems mentioned above and for all telephone, computer, radio and television purposes, and any special flooring or ceiling installations, shall be the property of Tenant during the Term and Tenant shall be permitted to grant security interests in such installations and improvements, subject to Landlord's reversionary interest, so long as such security interests shall not result in a lien against the Premises, or the Building. Upon the expiration of the Term or termination of this Lease, all such Alterations shall become the property of Landlord and shall be surrendered, lien free, with the Premises, as a part thereof; provided, however, Tenant shall (i) cause those portions of the Premises (and/or portions of the Building outside of the Premises used by Tenant for Tenant's Additional Facilities) to be restored to shell condition (including the removal and/or demolition of all improvements) that Landlord, upon approval by Landlord of Tenant's plans and specifications for such Alternations, has determined are specialized and/or non-reusable for general office tenants (including, without limitation, classrooms, manufacturing areas, storage and labs), and (ii) remove any dedicated telecommunication cabling and wiring in the Building risers and above the ceiling tiles and within walls of the Premises that would ordinarily not be used by a-general office tenant, and in all events to repair any damage to the Premises and the Building caused by such work and/or removal of improvements, all at Tenant's sole expense and to the reasonable satisfaction of Landlord. Any articles of personal property including business and trade fixtures not attached to, or built into, the Premises, machinery and equipment including Tenant's telecommunications switching equipment and racks, free-standing cabinet work, and movable partitions, shall be and remain the property of Tenant and Tenant shall remove all such property at the expiration or earlier termination of this Lease.
Tenant shall repair any damage to the Premises and any other part of the Building caused by such removal, reasonable wear and tear excepted. For purposes of the insurance requirements of section 10.2, Tenant shall be deemed to have an insurable interest in all Alterations in the Premises. Termination of this Lease shall not affect the obligations of Tenant pursuant to this section 9.2 to be performed after such termination.

     9.4  Lien Waiver.  Landlord shall have no lien or other security whatsoever
          -----------
in any item of Tenant's Property, or any portion thereof or interest therein located in the Premises or elsewhere, and Landlord hereby waives all such liens and security interests. Upon Tenant's request, Landlord shall execute documents in form reasonably acceptable to Landlord to evidence Landlord's waiver of any right, title, lien or interest in Tenant's Property located in the Premises.

10.  INSURANCE
     ---------

     10.1 Release and Indemnity.  Landlord shall not be liable to Tenant, and
          ---------------------
Tenant hereby waives all claims against Landlord, for any damage To or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises or the Building arising at any time and from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations, or any damage to any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof arising at any time and from any cause whatsoever (except to the extent caused by the gross negligence or willful misconduct of Landlord), or occurring in, on or about any part of the Building other than the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. This section 10.1 shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination.

     10.2 Tenant Insurance.
          ----------------

          (a) Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force workers' compensation insurance as required by law, including an employers' liability endorsement; business interruption insurance in an amount equal to all Rent payable under this Lease for a period of twelve (12) months (at the then current rent charged); and commercial general liability insurance, including contractual liability (specifically covering this Lease), fire, legal liability, and premises operations, with a minimum combined single limit in the amount specified in Item P of the Basic Lease Information per occurrence for bodily or personal injury to, illness of, or death of persons and damage to property occurring in, on or about the Premises or the Building. Not more frequently than once each two (2) years, if, in the reasonable opinion of Landlord's lender, or of the insurance broker retained by Landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the dollar amount of such insurance coverage as required by Landlord's lender or Landlord's insurance broker; provided, however, with respect to an increase in coverage required by Landlord's insurance broker, said requirement must be consistent with coverages required by other landlords of first class office projects.

          (b) Tenant shall at all times during the Term maintain in effect policies of insurance covering all leasehold improvements (including, but not limited to, all Tenant Improvements and Alterations) trade fixtures, merchandise and other personal property from time to time in, on or upon the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time during the Term as reasonably determined by Tenant, providing protection against any peril included within the classification "All Risk Coverage," together with insurance against sprinkler water damage, vandalism and malicious mischief. The proceeds of such insurance, so long as this Lease remains in effect, shall be used for the repair or replacement of the property so insured. Upon termination of this Lease due to any casualty, the proceeds of insurance shall be paid to Tenant. The full replacement value of the items to be insured under this section 10.2(b) shall be determined by Tenant and acknowledged by the company issuing the insurance policy by the issuance of an agreed amount endorsement at the time the policy is initially obtained, and shall be increased as reasonably requested by Landlord from time to time.

     10.3 Policy Requirements.  All insurance required under this Article 10 and
          -------------------
all renewals thereof shall be issued by companies qualified to do and doing business in the State of California and with a rating of A+, XI or better in "Best's Insurance Guide." Each policy shall have a deductible or deductibles, if any, which do not exceed one thousand dollars ($1,000) per occurrence. Each policy shall expressly provide that the policy shall not be canceled or altered without thirty (30) days' prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of thirty (30) days shall have expired. All liability insurance under this Article 10 shall name Landlord and any other parties designated by Landlord as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. Upon the issuance thereof, Tenant shall deliver each such policy or a certified copy and a certificate thereof to Landlord for retention by Landlord. If Tenant fails to insure or fails to furnish to Landlord upon notice to do so any such policy or certified copy and certificate thereof as required, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them and all premiums paid by Landlord shall be payable by Tenant as additional rent on demand. Neither the issuance of any such insurance policy nor the minimum limits specified in section 10.2 shall be deemed to limit or restrict in any way Tenant's liability arising under or Out of this Lease.

     10.4 Waiver of Subrogation.  Tenant waives on behalf of all insurers under
          ---------------------
all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives on behalf of all insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Landlord insuring or covering the Building or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Tenant shall, prior to or immediately after the date of this Lease, procure from each of the insurers under all policies of property, liability and other insurance (excluding workers' compensation) now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this section 10.4.

11.  COMPLIANCE WITH LEGAL REQUIREMENTS
     ----------------------------------

     11.1 Tenant Compliance.  Tenant shall, at Tenant's sole cost and expense,
          -----------------
promptly comply with all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force, with all requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with all directions and certificates of occupancy issued pursuant to any law by any governmental agency or officer, insofar as any thereof relate to or are required by the condition, use or occupancy of the Premises or the operation, use or maintenance of any personal property, fixtures, machinery, equipment or improvements in the Premises, but Tenant shall not be required to make structural changes unless structural changes are related to or required by Tenant's acts or use of the Premises or by improvements made by or for Tenant.

12.  ASSIGNMENT OR SUBLEASE
     ----------------------

     12.1 Lease is Personal.  The purpose of this Lease is to transfer
          -----------------
possession of the Premises to Tenant for Tenant's personal use in return for certain benefits, including Rent, to be transferred to the Landlord. Tenant's right to assign or sublet as stated in this Article is subsidiary and incidental to the underlying purpose of this Lease. Tenant acknowledges and agrees that it has entered into this Lease in order to acquire the Premises for its own personal use and for the use of Permitted Tenant Affiliates, as herein provided, and not for the purpose of obtaining the right to convey the leasehold to others.

     12.2 "Transfer of the Premises" Defined.  The terms "Transfer of the
           ------------------------
Premises" or "Transfer" as used herein shall include any assignment of all or any part of this Lease (including assignment by operation of law), subletting of all or any part of the Premises or transfer of possession, or granting of the right of possession or contingent right of possession of all or any portion of the Premises including, without limitation, license, concession, mortgage, devise, hypothecation, agency, franchise or management agreement, or suffering any other person (the agents and servants of Tenant excepted) to occupy or use the Premises or any portion thereof. If Tenant is a corporation, the stock of which is not regularly traded on a nationally recognized public stock exchange, or is an unincorporated association or partnership, or Tenant consists of more than one party, the transfer, assignment or hypothecation of any stock or interest in such corporation, association, partnership or ownership interest, in the aggregate in excess of twenty-five percent (25%), or the merger of conversion of said entity into another entity, shall be deemed a Transfer of the Premises. If Tenant is a corporation the stock of which is regularly traded on a nationally recognized public stock exchange, any transaction (including, without limitation, merger) that results in the shares of Tenant no longer being regularly traded on a nationally recognized public stock exchange (commonly referred to as a transaction pursuant to which Tenant goes private) shall be deemed a Transfer. Notwithstanding anything in the foregoing to the contrary, the co location in the Premises of telecommunication equipment owned by third parties, and the maintenance and repair of such equipment by individuals under the supervision and control of such third parties shall not be deemed a Transfer provided that no demising walls are constructed in the Premises and/or that no separately billed Building services are provided for such third party.

     12.3 No Transfer Without Consent.
          ---------------------------

          (a) Tenant shall not suffer a Transfer of the Premises or any interest therein, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Landlord, and a consent to one Transfer of the Premises shall not be deemed to be a consent to any subsequent Transfer of the Premises. Any Transfer of the Premises without such consent shall (i) be voidable, and (ii) terminate this Lease, in either case, at the option of Landlord.

          (b) Notwithstanding the foregoing, Tenant shall have the right, without the prior consent of Landlord (and without the right granted to Landlord in section 12.4 to terminate this Lease), but upon prior written notice to
Landlord:

               (i) provided that Focal Communications Corporation ("Focal") or a Qualified Successor (as hereinafter defined) is the Tenant under this Lease, to assign this Lease or to sublet all or a portion of the Premises to any entity which is controlled by Focal or such Qualified Successor (each such entity being referred to as a "Permitted Tenant Affiliate"); provided that in the case of an assignment of this Lease, the assignee assumes, in full, the obligations of Tenant under this Lease, and if Tenant's assignee does not have a net worth at least equal to the greater of the net worth of Focal (aa) as of the date of this Lease or (bb) for the fiscal year prior to the Transfer (the "Net Worth Test"), at the election of Landlord, Focal or the Qualified Successor guarantees the obligations of Tenant's assignee under this Lease in form and substance satisfactory to Landlord. In the event that at any time following such assignment, Focal or the Qualified Successor wishes to sell, mortgage, devise, hypothecate or in any other manner whatsoever transfer any portion of the ownership or beneficial control of the issued and outstanding shares in the capital stock of such company, such transaction, unless otherwise exempt under section 12.2 or this section 12.3(b), shall be deemed to constitute a Transfer and shall be subject to all of the provisions of this Article 12 with respect to a Transfer of the Premises including, by specific reference, the provisions of section 12.4. Upon request, Tenant shall provide Landlord with a copy of any executed assignment or subletting document executed by it with any Permitted Tenant Affiliate. As used herein, the term "control" shall mean the beneficial ownership, directly or indirectly, of at least 51% of the voting common stock or equity interests of the controlled entity;

               (ii) provided that the Net Worth Test shall be satisfied immediately after the Transfer, and the Qualified Successor assumes, in full, the obligations of Tenant under this Lease, to assign this Lease to a Qualified Successor (as that term is hereinafter defined). As used herein, the term "Qualified Successor" means an entity resulting from a merger or consolidation of Tenant or from the sale of all or substantially all of Tenant's assets;

               (iii) provided that Focal is the Guarantor of this Lease and satisfies the Net Worth Test, to sell or transfer the stock of Tenant (whether or not a change in control occurs);

               (iv) to issue additional stock pursuant to a transaction in which the voting common stock of Tenant or a Qualified Successor is listed and thereafter traded on a national public stock exchange (commonly referred to as an IPO).

          (c) Notwithstanding anything to the contrary in this section 12, Landlord agrees to release Tenant from any liability under this Lease arising from and after a Transfer of the Premises provided the transferee (or Tenant, as the case may be) delivers to Landlord (i) an irrevocable letter of credit issued by a bank acceptable to Landlord in the amount of one year's Base Rent, and (ii) a guaranty of this Lease from a creditworthy entity reasonably acceptable to Landlord comparable to that of the Tenant as of the date of this Lease.

     12.4 Recapture.  By written notice to Tenant (the "Termination Notice")
          ---------
within ten (10) business days following submission to Landlord by Tenant of the information specified in section 12.6, Landlord may terminate this Lease in the event of an assignment of this Lease or sublease of the entire Premises, or terminate this Lease as to the portion of the Premises to be sublet, if the sublease is to be of less than the entire Premises; provided, however, Landlord's right of recapture shall not apply unless and until the aggregate of space subject to Transfer and all presently effective Transfers requiring the prior consent of Landlord equals or exceeds fifty percent (50%) of the usable square footage of the Premises. In the event Landlord elects to terminate this Lease, any prior subleases properly entered into by Tenant shall remain in effect in accordance with their terms with Landlord stepping into Tenant's shoes as sublessor. Landlord shall have no right of termination with respect to a transaction described in section 12.3 (b).

     12.5 Effect of Lease Termination.  In the event that Landlord terminates
          ---------------------------
this Lease or terminates this Lease as to that portion of the Premises to be sublet, Landlord may, if it elects, enter into a new lease covering the Premises or the affected portion thereof with the intended assignee or subtenant on such terms as Landlord and such person may agree or enter into a new lease covering the Premises or the affected portion thereof with any other person; in such event, Tenant shall not be entitled to any portion of the profit if any which Landlord may realize on account of such termination and reletting. From and after the date of such termination of this Lease, the parties shall have no further obligations to each other under this Lease except for matters occurring or obligations arising prior to the date of such termination.

     12.6 When Consent Granted.  Where the consent of Landlord to a Transfer is
          --------------------
required, the consent of Landlord to a Transfer may not be unreasonably withheld, provided that it is agreed to be reasonable for Landlord to consider any of the following reasons, which list is not exclusive, in electing to consent or to deny consent:

               (i) the financial strength of the proposed transferee is not at least equal to that of Tenant at the time of execution of this Lease;

               (ii) a proposed transferee whose occupation of the Premises would cause a diminution in the reputation of the Building or the other businesses located therein;

               (iii) a proposed transferee whose impact on the common facilities would be greater or more intensive than Tenant;

               (iv) a proposed transferee whose use presents a material risk of violation of Article 22;

               (v) that there are no uncured notices of default then outstanding under the terms of this Lease;

               (vi) that the validity of the Transfer is conditioned on the conformity of the Tenant and transferee with all provisions of this Lease;

               (vii) if required by Landlord, Tenant, in the case of a sublease, or Tenant's transferee, in the case of an assignment, shall have deposited an additional security deposit with Landlord in accordance with section 3.4 of this Lease.

     12.7 Procedure for Obtaining Consent.
          -------------------------------

          (a) Landlord need not commence its review of any proposed Transfer, or respond to any request by Tenant with respect to such, unless and until it has received from Tenant adequate descriptive information concerning the transferee, the business to be conducted by the transferee, the transferee's financial capacity, and such other information as may reasonably be required in order to form a prudent judgment as to the acceptability of the proposed Transfer, including, without limitation, the following:

               (i) the past two years' Federal income tax returns of the proposed transferee (or in the alternative the past two years' annual balance sheets and profit and loss statements, certified correct by a certified public accountant);

               (ii)  banking references of the proposed transferee;

               (iii) a resume of the business background and experience of the proposed transferee; and

               (iv) an executed copy of the instrument by which Tenant proposes to effectuate the Transfer.

          (b) Tenant shall reimburse Landlord as additional rent for Landlord's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any proposed Transfer of the Premises, whether or not consent is granted.

     12.8 Reasonable Restriction.  The restrictions on Transfer described in
          ----------------------
this Article 12 are acknowledged by Tenant to be reasonable for all purposes, including, without limitation, the provisions of California Civil Code The "Code") section 1951.4(b)(2). Tenant expressly waives any rights which it might otherwise be deemed to possess pursuant to applicable law, including, without limitation, section 1997.040 of the Code, to limit any remedy of Landlord pursuant to section 1951.2 or 1951.4 of the Code by means of proof that enforcement of a restriction on use of the Premises would be unreasonable.

     12.9 Effect of Transfer.  Upon the consummation of a Transfer, the
          ------------------
following terms shall apply, as applicable:

          (a) Each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease shall not be impaired or diminished as a result of such Transfer.

          (b) In the event of a Transfer to a person where the prior consent of Landlord is required, Tenant shall pay to Landlord on a monthly basis, Landlord's Profit Sharing Percentage (as that term is hereinafter defined) of the excess of any sums of money, or other economic consideration received by Tenant from the transferee in such month (whether or not for a period longer than one month), including higher rent, bonuses, key money, or the like over the aggregate, of (i) the amortized portion of the reasonable expenses actually paid by Tenant to unrelated third parties for brokerage commissions, tenant improvements to the Premises, or design fees incurred as a direct consequence of the Transfer, and, (ii) the total sums which Tenant pays Landlord under this Lease in such month, or the prorated portion thereof if the Premises transferred is less than the entire Premises. The amount so derived shall be paid with Tenant's payment of Base Rent. The term "amortized portion" is that portion of the applicable expenses derived by dividing such expenses by the number of months in the original term of the Transfer transaction. As used herein, the term "Landlord's Profit Sharing Percentage" shall equal seventy-five percent (75%).

          (c) No Transfer, whether or not the consent of Landlord is required hereunder, shall relieve Tenant of its primary obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer of the Premises.

          (d) If Landlord consents to a sublease, such sublease shall not extend beyond the expiration of the Term.

          (e) In connection with any Transfer where a person or entity other than the named Tenant occupies all or any portion of the Premises, within ten
(10) days after the execution of the documentary evidence thereof, Tenant shall deliver to Landlord a duly executed duplicate original of the Transfer instrument in form satisfactory to Landlord which provides that (i) the transferee assumes Tenant's obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions contained herein, (ii) such transferee will, at Landlord's election, attorn directly to Landlord in the event Tenant's occupancy is terminated for any reason on the terms set forth in the instrument of transfer and (iii) such instrument of transfer contains such other assurances as Landlord reasonably deems necessary.

13.  RULES AND REGULATIONS
     ---------------------

     13.1 Compliance With Rules and Regulations.  Tenant shall faithfully
          -------------------------------------
observe and comply with the Rules and Regulations (the "Rules and Regulations") set forth in Exhibit D attached hereto and, after notice thereof, all modifications thereof and additions thereto from time to time made in writing by Landlord. If there is any conflict, this Lease shall prevail over the Rules and Regulations and any modifications thereof or additions thereto. Landlord shall not be liable to Tenant or responsible for the noncompliance by any other tenant or occupant of the Building with any Rules and Regulations.

14.  ENTRY BY LANDLORD
     -----------------

     14.1 Landlords Right to Enter Premises.
          ---------------------------------

          (a) Landlord shall have the right to enter the Premises at any time to
(i) inspect the Premises, (ii) exhibit the Premises to prospective purchasers, lenders or tenants, (iii) determine whether Tenant is performing all of Tenant's obligations, (iv) supply any service to be provided by Landlord, (v) post notices of nonresponsibility, and (vi) make any repairs, improvements, upgrading or redevelopment (collectively "Repairs") to the Premises, or make any Repairs to any adjoining space or utility services, or make any Repairs to any other portion of the Building, provided all such work shall be done as promptly as reasonably practicable and so as to cause as little interference to Tenant as reasonably practicable. Tenant waives all claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. All locks for all doors in, on or about the Premises (excluding Tenant's vaults, safes and similar special security areas designated in writing by Tenant) shall be keyed to the master system for the Building. Landlord shall at all times have a key to unlock all such doors and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

          (b) Except for entry to the Premises in the event of an emergency or to provide regularly scheduled Building services, Landlord shall give Tenant reasonable advance notice of Landlord's intent to enter the Premises, and shall, as a general matter, limit its entry to the Premises to normal business hours. Except in the case of an emergency, Landlord's employees (including, without limitation, Landlord's agents and contractors) entering the Premises shall be prepared to provide proper identification and, upon request by Tenant, shall enter only in the presence of and accompanied by a Tenant representative.

15.  EVENTS OF DEFAULT AND REMEDIES
     ------------------------------

     15.1 Default.  The occurrence of any one or more of the following events
          -------
("Event of Default") shall constitute a breach of this Lease by Tenant:

          (a) Tenant fails to pay any Base Rent or additional rent under section
3.1 hereof as and when such rent becomes due and payable; provided, however, with respect to the first such delinquency in payment of rent during any twelve
(12) month period, such delinquency in payment of rent shall not, in and of itself, be deemed to be an Event of Default until the failure of payment continues for a period of five (5) days after written notice thereof (which shall be concurrent with, and not in addition to, any statutory notice) from Landlord to Tenant; or

          (b) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than fifteen (15) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of fifteen (15) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of fifteen (15) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach within a reasonable time; or

          (c) Tenant (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property, or (iv) takes action for the purpose of any of the foregoing; or

          (d) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within thirty (30) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenants property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (in ordering the dissolution, winding-up or liquidation of Tenant); or

          (e) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days.

          (f) A default or breach by any guarantor of this Lease (the "Guarantor") under its guaranty.

     15.2 Remedies Upon Default.  If an Event of Default occurs, Landlord shall
          ---------------------
have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the right to recover from Tenant:

          (a) The worth at the time of award of all unpaid rent which had been earned at the time of termination;

          (b) The worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

          (c) The worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

          (d) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. The "worth at the time of award" of the amount referred to in clause (c) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid rent under clauses (a), (b) and (c) above, the rent reserved in this Lease shall be deemed to be the total rent payable by Tenant under Articles 3 and 5 hereof.

     15.3 Continuation After Default.  Even though Tenant has breached this
          --------------------------
Lease, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this

Lease, including the right to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant. In addition to all other rights and remedies it may have, Landlord shall have all of the rights and remedies of a landlord under section 1951.4 of the California Civil Code.

     15.4 Remedies Cumulative.  The remedies provided for in this Lease are in
          -------------------
addition to all other remedies available to Landlord at law or in equity by statute or otherwise.

     15.5 Performance by Landlord.  All agreements and covenants to be performed
          -----------------------
or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord ant all necessary incidental costs shall be deemed additional rent hereunder and shall be payable by Tenant to Landlord on demand, together with interest on all such sums from the date of expenditure by Landlord to the date of repayment by Tenant at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the date of expenditure or, if there is no such maximum annual interest rate, at the rate of eighteen percent (18%) per annum. Landlord shall have, in addition to all other rights and remedies of Landlord, the same rights and remedies in the event of the nonpayment of such sums plus interest by Tenant as in the case of default by Tenant in the payment of rent.

     15.6 Tenant's Abandonment or Surrender.  If Tenant abandons or surrenders
          ---------------------------------
the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.

16.  DAMAGE OR DESTRUCTION
     ---------------------

     16.1 Landlord's Restoration and Rent Abatement.  If the Building or the
          -----------------------------------------
Premises, or any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease, and this Lease is not terminated pursuant to section 16.2 hereof, Landlord shall repair such damage and restore the Building and the Premises (excluding any Alterations) to substantially the same condition in which the Building and the Premises existed before the occurrence of such fire or other casualty and this Lease shall, subject to this section 16.1, remain in full force and effect. If such fire or other casualty damages the Premises or common areas of the Building necessary for Tenant's use and occupancy of the Premises and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, officers, employees, contractors, licensees or invitees, then, during the period the Premises are rendered unusable by such damage, Tenant shall be entitled to a reduction in Base Rent in the proportion that the area of the Premises rendered unusable by such damage bears to the total area of the Premises. Landlord shall not be obligated to repair any damage to, or to make any replacement of, any leasehold improvements installed by or paid for by Tenant, movable furniture, equipment, trade fixtures or personal property in the Premises. Tenant shall, at Tenant's sole cost and expense, repair and replace all such movable furniture, equipment, trade fixtures and personal property. Such repair and replacement by Tenant shall be done in accordance with Article 9 hereof Tenant hereby waives California Civil Code sections 1932(2) and 1933(4).

     16.2 Landlord's Election to Terminate.  If the Building or the Premises, or
          --------------------------------
any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease and (a) such fire or other casualty occurs during the last twelve (12) months of the term of this Lease and the repair and restoration work to be performed by Landlord in accordance with section 16.1 hereof cannot; as reasonably estimated by Landlord, be completed within two (2) months after the occurrence of such fire or other casualty unless Tenant, within thirty (30) days after such casualty elects to extend the term of this Lease, or
(b) the insurance proceeds received by Landlord in respect of such damage are not adequate to pay the entire cost (excluding any applicable deductible), as reasonably estimated by Landlord, of the repair and restoration work to be performed by Landlord in accordance with section 16.1 hereof, or (c) the repair and restoration work to be performed by Landlord in accordance with section 16.1 hereof cannot, as reasonably estimated by Landlord, be completed within four (4) months after the occurrence of such fire or other casualty, then, in any such event, Landlord shall have the right, by giving written notice to Tenant within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice. Insurance proceeds payable as a result of a casualty for which Landlord maintains insurance as required by this Lease shall be deemed not available to Landlord if insurance proceeds must be paid by Landlord to a mortgagee or a deed of trust beneficiary encumbering the Premises or the Building to reduce any indebtedness of Landlord secured thereby. If Landlord does not exercise the right to terminate this Lease in accordance with this section 16.2, Landlord shall repair such damage and restore the Building and the Premises in accordance with section 16.1 hereof and this Lease shall, subject to section 16.1 hereof, remain in full force and effect. A total destruction of the Building shall automatically terminate this Lease effective as of the date of such total destruction.

     16.3 Tenant's Election to Terminate.  If the Premises, or any part of the
          ------------------------------
Building necessary for Tenant's access to or use of the Premises, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease, and (a) such fire or other casualty occurs during the last twelve (12) months of the term of this Lease, or (b) the repair and restoration work to be performed by Landlord in accordance with section 16.1 hereof cannot, as reasonably estimated by Landlord within sixty (60) days following such casualty, be completed within nine (9) months after the occurrence of such fire or other casualty, then, in such event, Tenant shall have the right, by giving written notice to Tenant within thirty (30) days after Landlord's estimate of the time required to repair, to terminate this Lease as of the date of such notice. The failure of Tenant to give Landlord the notice specified in this section 16.3 in a timely fashion shall be deemed a waiver by Tenant of its rights to terminate this Lease hereunder.

17.  EMINENT DOMAIN
     --------------

     17.1 Right to Terminate.  Landlord shall have the right to terminate this
          ------------------
Lease if any part (but less than all) of the Premises or any substantial part of the Building (whether or not it includes the Premises) is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease. Tenant shall have the right to terminate this Lease if a substantial portion of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease and the remaining portion of the Premises is not reasonably suitable for Tenant's purposes, in Tenant's judgment. In each such case, Landlord or Tenant shall exercise such termination right by giving written notice to the other within thirty (30) days after the date of such taking. If either Landlord or Tenant exercises such right to terminate this Lease in accordance with this section 17.1, this Lease shall terminate as of the date of such taking. If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this section 17.1, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, and the Base Rent and Tenant's Percentage Share shall be reduced as of the date of such taking in the proportion that the area of the Premises so taken bears to the total area of the Premises. If all of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, this Lease shall terminate as of the date of such taking.

     17.2 Awards.  If all or any part of the Premises is taken by exercise of
          ------
the power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking shall, except as expressly set forth in this section 17.2, be paid to and become the property of Landlord, and Tenant hereby assigns to Landlord all of the foregoing. Without limiting the generality of the foregoing, Tenant shall have no claim against Landlord or the entity exercising the power of eminent domain for the value of the leasehold estate created by this Lease or any unexpired term of this Lease. Tenant shall have the right to claim and receive directly from the entity exercising the power of eminent domain only the share of any award determined to be owing to Tenant for the taking of improvements installed by Tenant at Tenant's sole cost and expense in the portion of the Premises so taken based on the unamortized cost actually paid by Tenant for such improvements, for the taking of Tenant's movable furniture, equipment, trade fixtures and personal property, for loss of goodwill, for interference with or interruption of Tenant's business, or for removal and relocation expenses.

     17.3 Temporary Taking.  Notwithstanding anything in sections 17.1 and 17.2
          ----------------
hereof to the contrary, if the use of all or any part of the Premises is taken by exercise of the power of eminent domain during the term of this Lease on a temporary basis for a period less than the term of this Lease remaining after such taking, this Lease shall continue in full force and effect, Tenant shall continue to pay all of the rent and to perform all of the covenants of Tenant in accordance with this Lease, to the extent reasonably practicable under the circumstances, and the condemnation proceeds in respect of such temporary taking shall be paid to Tenant.

     17.4 Definition of "Taking".  As used in this Article 17, a "taking" means
          ---------------------
the acquisition of all or part of the Premises for a public use by exercise of the power of eminent domain or voluntary conveyance in lieu thereof and the taking shall be considered to occur as of the earlier of the date on which possession of the Premises (or part so taken) by the entity exercising the power of eminent domain is authorized as stated in an order for possession or the date on which title to the Premises (or part so taken) vests in the entity exercising the power of eminent domain. Tenant hereby waives California Code of Civil Procedure sections 1265.110 through 1265.160.

18.  SUBORDINATION, MERGER AND SALE
     ------------------------------

     18.1 Subordination, Nondisturbance, and Attornment.  This Lease shall be
          ---------------------------------------------
subject and subordinate at all times to any and all ground leases and the lien of any and all mortgages and deeds of trust securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against or encumbering the Building or on or against or encumbering Landlord's interest or estate therein ("Superior Leases and Mortgages"), all without the necessity of having further instruments executed by Tenant to effect such subordination; provided however, (i) with respect to that certain deed of trust encumbering the Building of record as of the date of this Lease in favor of Bank of America (the "Bank"), Landlord covenants to use commercially reasonable efforts (without any requirement to pay any fees to said lender or to initiate litigation) to cause the Bank to execute and deliver on or before the Delivery Date a non-disturbance agreement on the current form used by Bank in favor of Tenant, and (ii) with respect to any Superior Leases and Mortgages encumbering the Building after the date of this Lease, Tenant shall execute a subordination agreement, provided that the subordination of this Lease shall be conditioned upon such Landlord's mortgagee executing a non-disturbance agreement in favor of Tenant on the current form used by such lender. In the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder or in the event of a termination of any such ground lease, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default then exists under this Lease, and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust.

     18.2 No Merger.  The voluntary or other surrender of this Lease by Tenant,
          ---------
or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

     18.3 Sale.  If the original Landlord hereunder, or any successor owner of
          ----
the Building, sells or conveys the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Landlord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

19.  ESTOPPEL CERTIFICATE
     --------------------

     19.1 Tenant's Certification.  At any time and from time to time, Tenant
          ----------------------
shall, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a certificate certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (b) the Commencement Date and the Expiration Date determined in accordance with Article 2 hereof and the date, if any, to which all rent and other sums payable hereunder have been paid; (c) that no notice has been received by Tenant of any default by Tenant hereunder which has not been cured, except as to defaults specified in such certificate;
(d) that Landlord is not in default under this Lease, except as to defaults specified in such certificate; and (e) such other matters as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by Landlord and any actual or prospective purchaser or mortgage lender of the Building or any part thereof.
At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, deliver to Landlord copies of all current financial statements (including, without limitation, a balance sheet, an income statement, and an accumulated retained earnings statement), annual reports, and other financial and operating information and data of Tenant prepared by Tenant in the course of Tenant's business. Unless available to the public, Landlord shall disclose such financial statements, annual reports and other information or data only to actual or prospective purchasers or mortgage lenders of the Building or any part thereof, and otherwise keep them confidential unless other disclosure is required by law.

20.  HOLDING OVER
     ------------

     20.1 Month to Month Tenancy.  If, without objection by Landlord, Tenant
          ----------------------
holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a Base Rent equal to one hundred fifty percent (150%) of the Base Rent in effect at the expiration of the term of this Lease, payable in advance on or before the first day of each month. Such month to month tenancy may be terminated by either Landlord or Tenant by giving thirty (30) days' written notice of termination to the other at any time.

21.  NOTICES
     -------

     21.1 Communications.  All requests, approvals, consents, notices and other
          --------------
communications given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either (i) deposited in the United States mail, postage prepaid, certified with return receipt requested, (ii) delivered by hand (which may be through a messenger or recognized delivery, courier or air express service) or (iii) sent by telephone facsimile (i.e., "fax"), and addressed as follows: To Landlord at the address of Landlord specified in Item O of the Basic Lease Information, or at such other place as Landlord may from time to time designate in a written notice to Tenant; to Tenant, before the Delivery Date, at the address of Tenant specified in Item P of the Basic Lease Information, and after the Delivery Date, at the Premises, or at such other place as Tenant may from time to time designate in a written notice to Landlord. Such requests, approvals, consents; notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed, on the date of hand delivery if hand delivered, or on the date of receipt at the telephone number designated for such party in the Basic Lease Information, if by fax; provided, that such fax notice is also sent by some other approved means in accordance with this section 21.1. If any such request, approval, consent, notice or other communication is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such request, approval, consent, notice or other communication shall be effective on the date delivery is attempted. Any request, approval, consent, notice or other communication under this Lease may be given on behalf of a party by the attorney for such party.

22.  HAZARDOUS MATERIALS
     -------------------

     22.1 Definition of Hazardous Materials.  As used herein, the term
          ---------------------------------
"Hazardous Material" means any hazardous or toxic substance, material or waste, or any pollutant or contaminant, or words of similar import, which is or becomes regulated by any local governmental authority, the state in which the Premises are located, or the United States Government. The term "Hazardous Material" includes, but is not limited to, any material or substance which is (i) designated as a "hazardous substance" pursuant to section 311 of the Federal Water Pollution Control Act (33 U.S.C. section 1317), (ii) defined as a "hazardous waste" pursuant to section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. section 6901, et seq. (42 U.S.C. section 6903),
(iii) defined as a "hazardous substance" pursuant to section 101 of the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C.
section 9601, et seq.), (iv) asbestos, (v) petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), (vi) petroleum products,
(vii) polychlorinated biphenyls, (viii) urea formaldehyde, (ix) radon gas, (x) radioactive matter, (xi) medical waste, and (xii) chemicals which may cause cancer or reproductive toxicity.

     22.2 Definition of Environmental Requirements.  As used herein, the term
          ----------------------------------------
"Environmental Requirements" means all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force relating to protection of human health or the environment from Hazardous Material, including all requirements pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, storage, disposal or releases of Hazardous Materials and all requirements pertaining to the protection of the health and safety of employees or the public with respect to Hazardous Material.

     22.3 Prohibited Activities.  Tenant shall not permit or conduct the
          ---------------------
handling, use, generation, treatment, storage or disposal on, in or about the Premises of any Hazardous Material in excess of permitted levels or reportable quantities under applicable Environmental Requirements without prior written notice to Landlord. Any such handling, use, generation, treatment, storage or disposal of any Hazardous Material permitted by Landlord hereunder shall be in compliance with all Environmental Requirements.

     22.4 Notice of Violations.  Tenant shall, within ten (10) days after
          --------------------
Tenant's receipt thereof, give written notice to Landlord of any notice or other communication regarding any (a) actual or alleged violation of Environmental Requirements by Tenant or with respect to the Premises, (b) actual or threatened migration of Hazardous Material from the Premises, or (c) the existence of Hazardous Material in or on the Premises or regarding any actual or threatened investigation, inquiry, lawsuit, claim, citation, directive, summons, proceeding, complaint, notice, order, writ or injunction relating to any of the foregoing.

     22.5 Tenant Indemnification.  Tenant shall indemnify and defend Landlord
          ----------------------
against and hold Landlord harmless from all claims, demands, liabilities, damages, fines, encumbrances, liens, losses, costs and expenses, including reasonable attorneys' fees and disbursements, and costs and expenses of investigation, arising from or related to the existence on or after the Commencement Date of Hazardous Material brought in or on the Premises by Tenant or its agents, contractors, invitees or employees or the actual or threatened migration on or after the Commencement Date of Hazardous Material from the Premises as a result of contamination caused by Tenant or its agents, contractors, invitees or employees, or the existence on or after the Commencement Date of a violation of Environmental Requirements with respect to the Premises. Notwithstanding the foregoing, Tenant shall not be required to indemnify, defend or hold harmless Landlord with respect to Hazardous Materials brought or migrating onto the Premises or for violations of Environmental Requirements with respect to the Premises, unless Tenant or its agents, contractors, invitees or employees, is responsible for bringing the Hazardous Materials onto the Premises, for causing the migration or for the violation of Environmental Requirements. To the extent Tenant has an indemnification obligation under this section 22.5, Tenant shall, to the reasonable satisfaction of Landlord, perform all remedial actions necessary to remove any Hazardous Material in or on the Premises on or after the Commencement Date or to remedy actual or threatened migration from the Premises of any Hazardous Material or to remedy any actual or threatened violation of Environmental Requirements, provided such remedial action is required under Environmental Requirements. This section 22.5 shall survive termination of this Lease.

     22.6 Permitted Activities.  Notwithstanding the foregoing, Landlord
          --------------------
acknowledges and agrees that Tenant shall be permitted to store and use on the Premises from time to time certain Hazardous Material whose nature and quantities are customary in connection with the permitted uses of the Premises (and in connection with any permitted Alterations performed by Tenant), and that Tenant shall not be required to provide Landlord with specific notice of any such storage or use; provided that Tenant shall at all times comply with all Environmental Requirements pertaining to any such Hazardous Material.

23.  OPTION TO RENEW
     ---------------

     23.1 Manner of Exercise.  Tenant shall have the right and option to extend
          ------------------
the term of this Lease (the "Extension Option") for two (2) additional periods of five years each (each such period being referred to as an "Option Period"), provided that no Event of Default shall exist either at the time Tenant exercises the Extension Option or as of the Expiration Date (as extended by any previously effective Extension Option), and provided further that Tenant, and Permitted Tenant Affiliate or Qualified Successor is in actual physical occupancy of at least seventy-five percent (75%) of the Premises at the time Tenant exercises the Extension Option and on the Expiration Date (as extended by any previously effective Extension Option). Tenant may exercise the Extension Option, if at all, by written notice to Landlord delivered no later than twelve
(12) months prior to the Expiration Date, as extended by any previously effective Extension Option (the "Outside Exercise Date"). Unless all of the above conditions precedent have been satisfied, Tenant's exercise of the Option shall be of no force or effect and the Extension Option shall lapse. If all of the above conditions precedent are satisfied, then the term of this Lease shall automatically be extended for the Option Period, and all of the terms, conditions and provisions of this Lease shall continue in full force and effect throughout the Option Period, except that the Base Rent to be paid by Tenant for the Option Period shall be the fair market rental value of the Premises as of the Expiration Date, but in no event shall the Base Rent for the Option Period be less than the total aggregate of the Base Rent, the Operating Expenses and Property Taxes pass-throughs payable in the last month of the term of this Lease prior to the Expiration Date.

     23.2 Fair Market Rental Value.  The fair market rental value of the
          ------------------------
premises shall initially be determined by Landlord, and Landlord shall notify Tenant of Landlord's determination of fair market rental value on or before thirty (30) days after the Outside Exercise Date. If Tenant disputes or disagrees with Landlord's determination of fair market rental value, Landlord and Tenant shall make themselves available to meet with each other within ten
(10) days of Tenant's notice to Landlord of such disagreement to attempt to agree on the fair market rental value of the Premises. In the event Landlord and Tenant cannot agree on the fair market rental value within thirty (30) days of Landlord's determination of fair market rental value, then the process described in subparagraphs (a) through (d) below shall be followed:

          (a) If Landlord and Tenant are unable to agree on fair market rental value within said thirty (30) day period, then within ten (10) business days thereafter Landlord and Tenant shall each simultaneously submit to the other in a sealed envelope their good faith estimates of the fair market rental value. If the higher of such estimates is not greater than five percent (5%) of the lower of such estimates, then the fair market rental value shall be the average of the two estimates.

          (b) If the matter is not resolved by the exchange of estimates as provided in paragraph (a), above, then either Landlord or Tenant may, by written notice to the other, on or before five (5) days after the exchange, require that the disagreement be resolved by arbitration. Within seven (7) days after such notice, the parties shall attempt to select a mutually acceptable appraiser. If the parties cannot agree on an appraiser, then within a second period of seven
(7) days, each party shall select an independent appraiser, and within a third period of seven (7) days, the two appointed appraisers shall select a third appraiser. All appraisers appointed by Landlord or Tenant, or both of them, shall be members of the American Institute of Real Estate Appraisers (or its successor), or real estate professionals qualified by appropriate training or experience and having at least ten (10) years' experience dealing with commercial office leasing in the San Francisco South of Market and financial districts.

          (c) If a single appraiser is selected, then the parties shall share equally the costs and expenses of the appraiser. If more than one appraiser is selected, then each party shall pay the fees and expenses of its own appraiser, and if a third appraiser is selected, the party whose fair market rental value determination is not chosen shall pay one hundred percent (100%) of the fees and expenses of the third appraiser.

          (d) The appraisers (or sole appraiser) shall select one of the two fair market rental value estimates proposed by Landlord and Tenant, and shall have no right to propose a middle ground or any modification of either of the two proposed estimates; provided, however, the appraiser(s) shall have no authority or power to select a fair market rental value less than the amount provided in section 25.1 above. The fair market rental value the appraiser(s) choose(s) shall constitute the decision of the appraiser(s) and shall be final and binding upon the parties and is not subject to appeal. In the event of a failure, refusal or inability of any appraiser to act, his successor shall be appointed in the same manner as provided for appointment of the original third appraiser. The appraiser(s) shall have the right to consult experts and competent professionals pertaining to a determination of fair market rental value, and may hold a hearing not to exceed one (1) business day at which time and place the parties may present competent evidence. Any consultation by the appraiser(s) of experts or other competent professionals shall be made in the presence of both parties with full right of the other party to cross-examine. The appraiser(s) shall render a decision and award in writing with counterpart copies to each party. The appraiser(s) shall have no power to modify the provisions of this Lease.

          (e) Should the fair market rental value not be established by the Expiration Date, then Tenant shall pay Base Rent plus additional rent at the same rate as payable by Tenant on the first day of the last month of the initial term of this Lease, and a lump sum payment by Tenant shall be made promptly upon the determination of fair market rental value.

          (f) The appraiser(s) shall determine the fair market rental value of the Premises using the "market comparison approach," with the relevant market being that for new and renewal tenants for comparable office space in the San Francisco South of Market district as of the Expiration Date, and assuming a base year of the calendar year in which the extension period commences. The "market comparison approach" shall take into consideration and make adjustments for the creditworthiness of Tenant, the age and condition of the existing improvements in the Premises, any concessions then being offered by landlords of comparable buildings in the South of Market district to new and renewal tenants (but excluding Landlord's transaction costs, such as brokerage commissions, the cost of building out and/or improving space for a tenant's occupancy in excess of tenant improvements allowance, and the like), and such other terms and conditions not inconsistent herewith deemed relevant by the appraiser(s).

24.  PARKING
     -------

     24.1 Tenant Parking.  Tenant may obtain on a monthly basis permits for
          --------------
unreserved parking for up to the number of parking spaces identified in Item P of the Basic Lease Information in the garage located at the Building (the "Garage") at the same monthly rates as are established from time to time by the Garage owner or operator for other spaces in the Garage. The use by Tenant, its employees or other users of such parking spaces of the Garage shall be subject to the rules and regulations established from time to time by the owner or operator of the Garage. If Tenant has not rented the number of parking spaces to which it is entitled within three (3) months after the Commencement Date, or if any time thereafter Tenant releases any parking space or spaces by which its entitlement under this section 24.1 exceeds the parking spaces actually rented, Landlord and the Garage operator may allow others to use such spaces on a long term or short term basis, and Landlord shall only be obligated to use reasonable efforts to make such number of parking spaces available to Tenant in the future should Tenant desire to rent the same. If the Garage owner or operator changes the parking arrangements in the Garage (for instance, a change to reserved, self-park parking), then Tenant's right under this section 24.1 shall be subject to modification to reflect such change, so long as Tenant is not disproportionately prejudiced by such change as compared to other tenants of the Building.

25.  SIGNAGE
     -------

     25.1 Building Signage.  Landlord may elect to create signage on the outside
          ----------------
of the Building for the common usage of tenants of the Building. If such signage is erected, Tenant shall receive its pro rata share, size and ranking based on classes of tenants, to be established by Landlord. Landlord may erect signage which is not for use of the tenants in the Building.

26.  MISCELLANEOUS
     -------------

     26.1 Defined Terms.  The words "Landlord" and "Tenant" as used herein shall
          -------------
include the plural as well as the singular. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising out of or resulting from any failure by Tenant to perform any of its obligations or any breach by Tenant of any of its representations or warranties in accordance with this Lease. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. Subject to Article 12 hereof, this Lease shall benefit and bind Landlord and Tenant and the personal representatives, heirs, successors and assigns of Landlord and Tenant. Tenant shall not use the name of the Building for any purpose whatsoever other than as the address of Tenant at the Premises. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. If Tenant requests the consent or approval of Landlord to any assignment, sublease or other action by Tenant, Tenant shall pay to Landlord on demand, as additional rent, all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by Landlord in connection therewith. This Lease shall be governed by and construed in accordance with the laws of the State of California.


     26.2 Waiver.  The waiver by Landlord or Tenant of any breach of any
          ------
covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

     26.3 Attorneys' Fees.  If there is any legal action or proceeding
          ---------------
(including arbitration) between Landlord and Tenant arising out of any default by Tenant in the observance or performance of any obligation under this Lease or to enforce this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such anion or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by such prevailing party in such anion or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such anion or proceeding (including arbitration) or appeal thereon, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment.

     26.4 Real Estate Brokers.  Tenant warrants and represents to Landlord that
          -------------------
Tenant has negotiated this Lease directly with the real estate broker(s) specified in Item S of the Basic Lease Information and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker or salesman to am for Tenant in connection with this Lease. Landlord shall pay the commission due Landlord's Broker and Tenant's Broker pursuant to a separate agreement between Landlord and Landlord's Broker. Tenant shall indemnify Landlord for, and hold Landlord harmless from and against, any and all claims of any person, other then Landlord's Broker and Tenant's Broker, who claims to have been engaged by Tenant to represent Tenant in connection with this Lease and all liabilities arising out of or in connection with such claims.

     26.5 Corporate and Partnership Authority.  If Tenant is a corporation,
          -----------------------------------
Tenant and each person executing this Lease on behalf of Tenant represents and warrants to Landlord that (a) Tenant is duly incorporated and validly existing under the laws of its state of incorporation, (b) Tenant is qualified to do business in California, (c) Tenant has full corporate right, power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (d) each person signing this Lease on behalf of the Corporation is duly and validly authorized to do so. Concurrently with signing this Lease, Tenant shall deliver to Landlord a true and correct copy of resolutions duly adopted by the board of directors of Tenant, certified by the secretary of Tenant to be true and correct, unmodified and in full force, which authorize and approve this Lease and authorize each person signing this Lease on behalf of Tenant to do so.

     26.6 Relocation.
          ----------

          (a) Subject to the terms of subparagraph (b) hereof, Landlord shall have the right, at any time and from time to time before the Delivery Date and during the term of this Lease, by giving at least thirty (30) days' prior written notice to Tenant, to substitute other space in the Building (the "Substitute Premises") for the Premises and to relocate Tenant to the Substitute Premises. Landlord shall designate the effective date for the substitution of the Substitute Premises for the Premises and the relocation of Tenant to the Substitute Premises in such notice. The area of the Substitute Premises shall be approximately comparable to the area of the Premises. Landlord shall, at Landlord's expense before such effective date, construct and install in the Substitute Premises improvements substantially similar in quality and quantity to the improvements in the Premises. Landlord shall pay the reasonable costs of moving Tenant's movable furniture, equipment, trade fixtures and personal property from the Premises to the Substitute Premises. As of the effective date for the substitution of the Substitute Premises for the Premises and the relocation of Tenant to the Substitute Premises, Tenant shall vacate the Premises and move to the Substitute Premises, and the Substitute Premises shall be substituted for the Premises under this Lease. Landlord and Tenant each shall, promptly after such effective date, execute and deliver to the other an amendment to this Lease which sets forth the substitution of the Substitute Premises for the Premises, with an appropriate new Exhibit A, and the effective date of such substitution, but the Substitute Premises shall be substituted for the Premises on such effective date whether or not such amendment is executed.

          (b) Notwithstanding anything to the contrary in subparagraph (a) above, Landlord will not exercise the relocation right granted Landlord therein as to any space used by Tenant (or any co-location party) for the installation of telecommunications equipment, plus, in the aggregate, an additional 500 usable square feet.

     26.7 Entire Agreement.  There are no oral agreements between Landlord and
          ----------------
Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Premises or the Building. There are no representations between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any representations is solely upon representations expressly set forth in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first hereinabove written.

ZORO, LLC,                                FOCAL COMMUNICATIONS
a California limited liability company    CORPORATION
                                          a Delaware corporation

By: /s/ Martin Zankel                     By: /s/ Brian F. Addy
   ------------------                        ------------------

Title:  Managing Member                   Title: Executive Vice President
        ---------------                         -------------------------

                                   EXHIBIT B

                            [Intentionally Omitted]
                            -----------------------

                                   EXHIBIT C

                        TENANT IMPROVEMENT WORK LETTER

This form shall be negotiated between the parties and agreed to on/or before 5:00 p.m. PST, January 30, 1998. If the parties are unable to reach agreement on this Exhibit C by such time, this Lease shall be terminable by either party upon Notice to the other.

The provisions of the Work Letter shall provide the following essential elements:

     1. There will be a Tenant Improvement Allowance of $15.00 per Rentable Square Foot, payable by the Landlord to the Tenant upon completion of the work, receipt of unconditional lien releases and a Certification of Completion.

     2.   The Tenant may select its own contractor.

     3. If the Tenant uses as a contractor, DBD Structures, Inc., the Construction Management Fee shall be 3% of total Tenant Improvement Costs; if another contractor is selected by the Tenant, the Construction Management Fee shall be 10% of the total Tenant Improvement Costs.

                                   EXHIBIT D

                             RULES AND REGULATIONS
                             ---------------------

     1.   Common Areas.  The sidewalks, halls, passages, exits, entrances,
          ------------
elevators and stairways of the Building shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from the Premises.
The halls, passages, exits, entrances, elevators and stairways are not for the general public and Landlord shall in all cases have the right to control and prevent access thereto of all persons (including, without limitation, messengers or delivery personnel not wearing uniforms) whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation or interests of the Building and its tenants. Neither Tenant nor any agent, employee, contractor, invitee or licensee of Tenant shall go upon the roof of the Building. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement or location of entrances or passageways, doors or doorways, corridors, elevators, stairs, toilets and common areas of the Building.

     2.   Signs.  No sign, placard, picture, name, advertisement or notice
          -----
visible from the exterior of the Premises shall be inscribed, painted, affixed or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building. Tenant agrees to conform to such guidelines. All approved signs or lettering shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Material visible from outside the Building will not be permitted.

     3.   Prohibited Uses.  The Premises shall not be used for the storage of
          ---------------
merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted on the Premises except that private use by Tenant of microwave ovens and/or Underwriters' Laboratory-approved equipment for brewing coffee, tea, hot chocolate and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state and municipal laws, codes, ordinances, rules and regulations.

     4.   Janitorial Service.  Tenant shall not employ any person other than the
          ------------------
janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the Premises. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property in the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person.

     5.   Keys.  Landlord will furnish Tenant without charge with two (2) keys
          ----
to each door lock provided in the Premises by Landlord. Landlord may make a reasonable charge for any additional keys. Tenant shall not have any such keys copied or any keys made. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises. Tenant, upon the termination of this Lease, shall deliver to Landlord all keys to doors in the Building.

     6.   Moving Procedures.  Landlord shall designate appropriate entrances for
          -----------------
deliveries or other movement to or from the Premises of equipment, materials, supplies, furniture or other property, and Tenant shall not use any other entrances for such purposes. All moves shall be scheduled and carried out during nonbusiness hours of the Building. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary properly to distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of Tenant.

     7.   No Nuisances.  Tenant shall not use or keep in the Premises or the
          ------------
Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animals be brought or kept in the Premises or the Building.

     8.   Change of Address.  Landlord shall have the right, exercisable without
          -----------------
notice and without liability to Tenant, to change the name or street address of the Building or the room or suite number of the Premises.

     9.   Business Hours.  Landlord establishes the hours of 8:00 a.m. to 6:00
          --------------
p.m., Monday through Friday, except union holidays and legal holidays, as reasonable and usual business hours for the purposes of section 7.1 of this Lease. If Tenant requests electricity or heat or air conditioning or any other services during any other hours or on any other days, and if Landlord is able to provide the same, Tenant shall pay Landlord such charge as Landlord shall establish from time to time for providing such services during such hours. Any such charges which Tenant is obligated to pay shall be deemed to be additional rent under this Lease.

     10.  Access to Building.  Landlord reserves the right to exclude from the
          ------------------
Building during the evening, night and early morning hours beginning at 6 P.M. and ending at 8 A.M. Monday through Friday, and at all hours on Saturdays, Sundays, union holidays and legal holidays, all persons who do not present identification acceptable to Landlord. Tenant shall provide Landlord with a list of all persons authorized by Tenant to enter the Premises and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

     11.  Building Directory.  The directory of the Building will be provided
          ------------------
for the display of the name and location of Tenant and a reasonable number of the principal officers and employees of Tenant at the expense of Tenant. Landlord reserves the right to restrict the amount of directory space utilized by Tenant.

     12.  Window Coverings.  No curtains, draperies, blinds, shutters, shades,
          ----------------
screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. Tenant shall keep window coverings closed when the effect of sunlight (or the lack thereof) would impose unnecessary loads on the Building's air conditioning systems.

     13.  Food and Beverages.  Tenant shall not obtain for use in the Premises
          ------------------
ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be established by Landlord.

     14.  Procedures When Leaving.  Tenant shall ensure that the doors of the
          -----------------------
Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant and its employees leave the Premises so as to prevent waste or damage. For any default or carelessness in this regard, Tenant shall be liable and pay for all damage and injuries sustained by Landlord or other tenants or occupants of the Building. On multiple-tenancy floors, Tenant shall keep the doors to the Building corridors closed at all times except for ingress and egress.

     15.  Bathrooms.  The toilet rooms, toilets, urinals, wash bowls and other
          ---------
apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be paid by Tenant if caused by Tenant or its agents, employees, contractors, invitees or licensees.

     16.  Prohibited Activities.  Except with the prior written consent of
          ---------------------
Landlord, Tenant shall not sell at retail newspapers, magazines, periodicals, theater or travel tickets or any other goods or merchandise to the general public in or on the Premises, nor shall Tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or any business or activity other than that specifically provided for in this Lease.

     17.  No Antenna.  Tenant shall not install any radio or television antenna,
          ----------
loudspeaker, or other device on the roof or exterior walls of the Building. No television or radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

     18.  Vehicles.  There shall not be used in any space, or in the public
          --------
halls of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord approves. No other vehicles of any kind shall be brought by Tenant into the Building or kept in or about the Premises.

     19.  Trash Removal.  Tenant shall store all its trash and garbage within
          -------------
the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the city or county in which the Building is located without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate. Tenant shall crush and flatten all boxes, cartons and containers. Tenant shall pay extra charges for any unusual trash disposal.

     20.  No Soliciting.  Canvassing, soliciting, distribution of handbills or
          -------------
any other written material and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

     21.  Services.  The requirements of Tenant will be attended to only upon
          --------
application in writing at the office of the Building. Personnel of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     22.  Waiver.  Landlord may waive any one or more of these Rules and
          ------
Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     23.  Supplemental to Lease.  These Rules and Regulations are in addition
          ---------------------
to, and shall not be construed to in any way modify or amend, in whole or in part, the covenants of this Lease.

     24.  Amendments and Additions.  Landlord reserves the right to make such
          ------------------------
other rules and regulations, and to amend or repeal these Rules and Regulations, as in Landlord's judgment may from time to time be desirable for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                                   EXHIBIT E

                      EXCLUSIONS FROM OPERATING EXPENSES
                      ----------------------------------

     1. Operating Expenses shall not include any charge for janitorial services to the Premises. Tenant shall pay for all janitorial services directly to the provider for such service in accordance with the terms of the Lease. Operating Expenses may include charges for common area janitorial services.

     2. Operating Expenses shall not include any charge for electricity for equipment (as opposed to electricity for any Building services provided to the Premises by Landlord, such as VAC). Operating Expenses may include electricity for equipment operated and maintained for general tenant use elsewhere in the Building.

                                  EXHIBIT F-1

                             Roof Top License Area
                             ---------------------

     This Exhibit shall be finalized prior to 5:00 p.m. PST, January 30, 1998 or else it shall be deemed deleted from this Lease.

                                     F-1-1

                                  EXHIBIT F-2

                              Roof Top Facilities
                              -------------------

     This Exhibit shall be finalized prior to 5:00 p.m. PST, January 30, 1998 or else it shall be deemed deleted from this Lease.

                                     F-2-1

                                  EXHIBIT F-3

                            ROOF TOP LICENSE TERMS
                            ----------------------

     (a)  Term.  The term of the Licenses shall commence on the Commencement
          ----
Date and shall terminate on the Expiration Date, or any earlier termination of the Lease.

     (b)  Landlord's Prior Approval.  Prior to any installation of Facilities,
          -------------------------
Tenant shall submit to Landlord's proposed plans and specifications for the installation of the Facilities for Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed, provided that landlord may withhold its approval to the installation of the Facilities for any of the following reasons: (i) the installation or operation of the Facilities may damage the structural integrity of the Building (including the roof); (ii) the installation or operation of the facilities is likely to result in an unsafe condition affecting Landlord's employees or contractors authorized to have access to the roof or to other tenants of the Building or pedestrians or other persons in the vicinity of the Building; (iii) the installation or operation of the Facilities may interfere with any services provided by or to be provided by Landlord or any third party with respect to the operation of the Building, including another tenant at the Building; and (iv) the installation of the Facilities compromises the exterior aesthetics of the Building, as determined by Landlord in its reasonable discretion. Without limiting the generality of the foregoing, all Facilities shall be capable of being operated without the need for engineers or other personnel to be stationed on the Roof Area (other than for normal maintenance and repair).

     (c)  Installation.  Tenant shall install the Facilities at its own cost and
          ------------
expense, and in compliance with the requirements of any and all local, State and Federal Laws, applicable to the Facilities and Tenant shall maintain the facilities in compliance with such Laws; provided, however, the location and manner of any penetrations of the roof membrane to accommodate the Facilities shall be determined by Landlord in it sole and absolute discretion. Tenant covenants and warrants that neither Tenant nor any of its agents, contractors or subcontractors shall cause any damage to the roof of the Building in connection with the installation of the Facilities.

     (d)  Tenant's Indemnification.  Tenant covenants that the installation,
          ------------------------
operation, maintenance and use of the Facilities shall be at Tenant's sole cost and risk. Tenant shall indemnify, defend and hold Landlord and Landlord's Affiliates harmless from and against any and all claims, actions, damages, liability, costs and expenses (including attorneys' fees) in connection with loss of life, personal injury, damage to the property or business or any other loss or injury arising out of the installation, operation or removal of the Facilities, or a breach by Tenant of the terms of the Licenses, unless caused solely by Landlord's willful misconduct or gross negligence.

     (e)  Utilities.  If and to the extent the local utility consents thereto,
          ---------
Tenant will install, at its sole cost and expense, a separate meter for Tenant's electrical power usage and

                                     F-3-1

Tenant shall pay directly to the public utility for all electrical power usage. For so long as Tenant pays directly to the public utility for all electrical power, Tenant shall have no obligation to reimburse Landlord for electricity. Landlord shall have no obligation to provide Tenant with any utilities, facilities, outlets or Building services, other than the existing electrical power serving the Roof Area. If and to the extent Tenant utilizes electricity or other utilities that are not separately metered to, and payable directly by, Tenant, Landlord shall, at Tenant's expense, install a submeter to measure the utilities consumed by the Facilities and Tenant shall pay to Landlord, monthly, together with the payment of Rent, as an additional license fee, the allocated charges for all electrical power and other utilities used to operate the Facilities, as determined by Landlord based on the usage reflected by the submeter, at the rates payable by Landlord. Landlord may estimate such charges on a monthly basis, subject to quarterly adjustments based on actual readings. Tenant shall not alter, reconfigure relabel or in any manner manipulate the existing utility and cabling serving the Roof Area without the prior approval of Landlord.

     (f)  Interruption of Services.  Tenant acknowledges that interruptions may
          ------------------------
occur in the operation of the Facilities as a result of Landlord's operation of the Building, and while Landlord agrees to use its best efforts to prevent such interruption, Tenant acknowledges that any such operation shall in no way excuse or reduce Tenant's obligation to pay Base Rent hereunder, nor shall Landlord be liable to Tenant as a result thereof.

     (g)  Access to License Areas.  Tenant shall give Landlord not less than
          -----------------------
forty-eight (48) hours prior written notice (other than emergency repairs necessary for the uninterrupted operation of the Facilities) each time Tenant intends to go onto the roof of the Building, and Tenant shall obey all reasonable requirements imposed by Landlord for the protection of the roof, including, without limitation, a requirement that Tenant shall be accompanied by a representative of Landlord. Tenant, at any time mutually convenient with Landlord's Building engineer, shall have the right of access to the Building's utility and communications conduits, ducts and cabling located outside of the Premises (subject to reasonable limitations as to point of access as determined by Landlord) for purposes of maintenance and repair of the transmission lines leading to the Facilities; provided, however, Tenant shall not alter, reconfigure, relabel or in any manner manipulate the existing utility and communications conduits, ducts and cabling in the Building without the prior approval of Landlord.

     (h)  Removal of Facilities.  At the expiration or sooner termination of the
          ---------------------
Lease or the Licenses, Tenant shall remove the Facilities and any and all cabling, wiring, conduit and ducts installed by Tenant and connecting the Facilities to the Premises, repair any damage as a result thereof, and leave the portion of the roof of the Building where the Facilities were located in good condition and repair, ordinary wear and tear excepted.

     (i)  Insurance.  For purposes of section 13 the Facilities shall be
          ---------
considered "Tenant's Property," such that Tenant shall carry casualty insurance on the Facilities as provided therein. In addition, Tenant's liability insurance shall extend to the ownership, maintenance, use, operation and condition of the Facilities as if the same were located in the

                                     F-3-2

Premises. Landlord may refuse to permit Tenant to install any Facilities on the roof until Tenant provides Landlord with a certificate of insurance evidencing the insurance required by this section.

     (j)  Relocation.  Landlord, at Landlord's sole cost and option, shall have
          ----------
the right to relocate the Facilities; provided Landlord shall notify Tenant in advance and shall use commercially reasonable efforts to minimize any disruption in Tenant's use of the Facilities occurring during such relocation and shall cooperate in good faith with Tenant to ensure that Tenant is able to send and receive a clear signal from the Facilities in the proposed location to which the Facilities are to be move.

     (k)  Hazardous Materials.  No Hazardous Materials (as that term is defined
          -------------------
in the Lease) shall be used in the operation or maintenance of the Facilities or stored by Tenant on the roof, except as may be in compliance with applicable law.

     (l)  Limit on License.  Tenant acknowledges and agrees that Landlord has
          ----------------
made no representation or warranty to Tenant that the Facilities are permitted under applicable building, land use or zoning laws, ordinances or codes or that the roof location for the Facilities is suitable for Tenant's intended purposes or will otherwise provide adequate reception and/or transmission capabilities. Tenant represents and warrants to Landlord that it is accepting the Licenses based on its own determination regarding compliance with applicable law and suitability of location.

                                     F-3-3

                                   EXHIBIT C

                       TENANT IMPROVEMENT WORK AGREEMENT
                       ---------------------------------

                                   ZORO, LLC
                              650 Townsend Street
                        San Francisco, California 94103


January 30, 1998

Focal Communications Corporation
200 North LaSalle Street
Chicago, IL 60601

     Re:  "Work Letter" for a portion of the Second Floor of
          650 Townsend Street, San Francisco, CA 94105 as described in the Lease
          ----------------------------------------------------------------------

Gentlemen:

     Reference is made to the Lease (the "Lease") of even date between you, as Tenant, and the undersigned, as Landlord, covering the captioned premises (the "Premises").

     Landlord and Tenant agree that the work to be done to the Premises in order to prepare the same for Tenant's occupancy shall be performed by a contractor selected by Tenant and reasonably acceptable to Landlord, in accordance with the following terms and conditions:

1.   PLANS/SPECIFICATIONS
     --------------------

     1.1 Prior to commencing work on the leasehold improvements to the Premises as hereinafter provided ("Tenant Improvements"), Tenant shall submit to Landlord complete and detailed plans and specifications for the Tenant Improvements ("Tenant's Plans"). Tenant's Plans shall be prepared by an architectural firm ("Architect") and by an engineering firm ("Engineer"), both licensed to practice in the State of California who shall be designated by Tenant and subject to the reasonable approval of Landlord. If Tenant hereafter shall desire to change the Architect or Engineer, that change shall be satisfactory to Landlord, in Landlord's reasonable discretion.

     1.2 The Architect shall coordinate with Landlord's designated representative to assure that Tenant's Plans are consistent with the existing design and construction of the Premises. Tenant acknowledges that Landlord has provided Tenant with a set of base building drawings for the Premises ("Building Drawings"). However, Landlord does not warrant, and Tenant should not rely upon, the accuracy of the Building Drawings. Tenant, therefore, should undertake its own investigation of the Premises to confirm existing conditions, rather than relying on the Building Drawings.

     1.3 Tenant shall deliver to Landlord the schematic drawings ("Schematic Drawings") upon which Tenant's Plans shall be based not later than March 15, 1998. The Schematic Drawings and Tenant's Plans shall conform with any standards set forth by Landlord for material specifications and construction specifications which are applicable for the Building in general. Landlord shall have ten (10) working days after receipt thereof to review and approve/disapprove the Schematic Drawings. If Landlord does not respond to any proposed submittal within such ten (10) day period, the Schematic Drawings shall be deemed approved. Once Landlord has approved the Schematic Drawings, Tenant shall cause the Architect to prepare Tenant's Plans which must be consistent with the approved Schematic Drawings. Provided Landlord has approved the Schematic Drawings, Tenant shall deliver Tenant's Plans to Landlord for its approval, in one or more stages, during the period between April 1 and May 15, 1998. Landlord shall not unreasonably withhold its approval of Tenant's Plans so long as Tenant's Plans are consistent with the Schematic Drawings. In scheduling the preparation of the Schematic Drawings and Tenant's Plans, Tenant shall allow sufficient time for review and approval by Landlord and by the appropriate government agencies.

     1.4 If Landlord disapproves of the Schematic Drawings or Tenant's Plans or any portion of either, Landlord shall promptly notify Tenant thereof in writing and of the revisions which Landlord requires in order for Tenant to obtain Landlord's approval. As promptly as reasonably possible, but in no event longer than fifteen (15) days thereafter, Tenant shall submit to Landlord a revised set of Schematic Drawings or Tenant's Plans incorporating the changes required by Landlord. Said revisions shall also be subject to Landlord's approval.
Landlord shall have five (5) working days after receipt of the revised Schematic Drawings or Tenant's Plans to notify Tenant in writing of Landlord's approval or disapproval of same. If Landlord again disapproves of or requests revisions to the Schematic Drawings or Tenant's Plans, Tenant shall submit to Landlord, within ten (10) business days after receiving Landlord's written disapproval or request for revisions, a further revised set of Schematic Drawings or Tenant's Plans incorporating the changes required by Landlord. This process shall continue until Landlord has approved the Schematic Drawings and Tenant's Plans.

     1.5 The final Tenant Plans, approved by Landlord, shall be referred to as the "Final Plans." The Final Plans shall be signed by Landlord and Tenant. After approval of the Final Plans, Tenant shall not make any changes thereto without Landlord's prior written approval in accordance with the provisions of this Work Letter.

     1.6 Tenant shall be solely responsible for obtaining all necessary governmental approvals and permits (including but not limited to the approval of the San Francisco City Planning Department) required to commence and complete the Tenant Improvements; and immediately upon receipt thereof, Tenant shall deliver copies of all such approvals and permits to Landlord.

     1.7 Except as expressly set forth in section 2.2 of the Lease with respect to Code Compliance, it shall be Tenant's sole responsibility to satisfy all applicable building code requirements and governmental rules and regulations concerning the design and construction of the Tenant Improvements. Landlord's approval of the Final Plans is not intended, and should not be understood by Tenant, as an affirmation that the Final Plans comply with applicable building codes or other governmental rules and regulations or that the Final Plans are in conformance with standards of good workmanship as practiced by architects/engineers in the San Francisco Bay Area. Landlord's review of the Final Plans is solely for Landlord's benefit, and Tenant shall not rely upon that review for any purpose whatsoever in connection with the work on or the design of the Tenant Improvements.

     1.8 Tenant shall select a general contractor to perform the work on the Tenant Improvements ("Contractor"), duly licensed in the State of California and familiar with all applicable building code requirements, who shall be satisfactory to Landlord, in Landlord's reasonable discretion.

2.   SCHEDULING AND TENANT'S PRIOR ACCESS TO THE PREMISES
     ----------------------------------------------------

     2.1 At least five (5) days prior to the start of construction on the Tenant Improvements, Tenant shall deliver to Landlord the acts-planned" schedule of the work to be performed ("TI Schedule"). The TI Schedule shall be prepared by the Contractor, and it shall show the schedule for the submission of all shop drawings/submittals and for the performance of each portion of the work on the Tenant Improvements. Tenant and the Architect shall either consult with the Contractor or the Architect shall perform the necessary investigation to determine the availability of the equipment and materials to be incorporated into the Tenant Improvements and which portions of the Tenant Improvements will require long lead time for ordering and/or manufacturing. The TI Schedule shall be in the form of a Critical Path Method schedule.

     2.2 Reference is hereby made to Section 2.3 of the Lease. Landlord acknowledges that, upon approval of Tenant's Plans and the acquisition by Tenant of all necessary permits, Tenant may commence the construction of its tenant improvements and that Landlord will afford Tenant access for such purpose. For purposes hereof, "Predelivery Functions" shall mean any and all tenant improvement work to be constructed by Tenant including but not limited to demolition work, construction of demising walls and partitions, rerouting of ducts, installation of sprinklers, unistruts and ladder racks. Landlord and Tenant agree that Landlord must perform certain Landlord's Work, as defined in the Lease, and that both parties will use all commercially reasonable efforts to coordinate their respective work inside the space; however, in event of any conflict between Landlord's Work and Tenant's Work, on one day's prior written notice Tenant shall either accommodate Landlord's requirements or vacate the Premises until completion of Landlord's Work. Landlord acknowledges that

Tenant intends to have commenced its construction prior to the completion of, or even commencement of, Landlord's Work. In addition to the foregoing, Landlord shall permit Tenant access to the Premises, prior to final approval of Tenant's Plans and the acquisition of permits, for the purposes of obtaining measurements of the Premises, confirming existing conditions and for space planning preparation purposes.

     2.3 Tenant shall be solely responsible for all costs and expenses incurred in connection with the Pre-Delivery Functions.

     2.4 Tenant's entry to the Premises prior to the Delivery Date for purposes of the Pre-Delivery Functions shall be upon all of the terms and conditions of the Lease, including, without limitation the provisions regarding insurance and indemnification, but excepting the payment of Base Rent and additional rent.

     2.5 Tenant hereby agrees to indemnify, defend, and hold harmless Landlord from and against any loss, cost, expense, liability, damage, or injury in connection with any of the Pre-Delivery Functions.

3.   PAYMENT FOR TENANT IMPROVEMENTS AND THE CONSTRUCTION CONTRACT
     -------------------------------------------------------------

     3.1  Construction Costs.  As an inducement to Tenant to enter into the
          ------------------
Lease, but subject to paragraph 3.2 below and as otherwise provided in the Lease and this Work Letter, Landlord agrees to pay for (1) the cost of construction of the Tenant Improvements identified on the approved Final Plans; (2) costs of any permits or licensing fees; (3) payment of the fees of the "Architect" and "Engineer"; and (4) any other costs approved by Landlord ("Tenant Improvement Costs") up to a cost not to exceed $262,455 (the "Allowance"). If the Allowance is not used for Tenant Improvement Costs, the unused portion shall revert to Landlord and shall not be available for any other purpose by Tenant.

     3.2  Payment of Allowance.
          --------------------

          (a)  Payment Procedure.  Landlord shall pay for the Tenant Improvement
               -----------------
Costs up to the Allowance upon substantial completion of the Tenant Improvements (as hereinafter defined in section 6 hereof (i) upon presentation to Landlord of invoices therefor from the person(s) performing the work or rendering the services and such supporting documentation as Landlord may reasonably request in connection therewith, and (ii) receipt by Landlord of unconditional lien releases with respect to the Tenant Improvement work performed from all contractors, subcontractors and materialmen who perform the work. Landlord shall have no obligation to pay all or any portion of the Allowance at any time following the occurrence, and during the continuance, of any Event of Default under the Lease.

          (b)  Excess Cost.  Tenant shall pay all costs incurred in connection
               -----------
with the construction of the Tenant Improvements subject to the Allowance.

          (c)  Project and Construction Management Services.  In consideration
               --------------------------------------------
of the supervisory, logistical and oversight and review work to be performed by Landlord in connection with the Tenant Improvements, Tenant agrees that Landlord shall be entitled to charge against the Allowance a construction management fee (the "Coordination Fee") in the amount of ten percent (10%) of the total cost of the Tenant Improvements. Notwithstanding he foregoing, if Tenant uses DBD Structures, Inc. as its Contractor, the Coordination Fee shall be three percent (3%) of the total cost of the Tenant Improvements. Under no circumstance shall any Coordination Fee be due or payable with respect to the cost of any telecommunications equipment to be installed, including the switch, ladder racks and unistruts. Landlord shall deduct the Coordination Fee from the Allowance. Landlord's Project Manager is DBD Structures, Inc. All such Coordination Fees are in complete satisfaction of any and all amounts owed under Section 9.1(c) of the Lease.

     3.3 The construction contract for the Tenant Improvements shall include all of the provisions which are attached hereto and identified as "Construction Contract Terms;" provided, however, that the Construction Contract Terms may be revised with Landlord's approval, which approval shall not be unreasonably withheld, in a manner which does not expose Landlord to additional liability.

4.   CHANGES, ADDITIONS, AND ALTERATIONS
     -----------------------------------

     4.1 From time to time Tenant may make nonmaterial changes in the Final Plans prior to final completion with Landlord's prior approval, which approval shall not be unreasonably withheld. Tenant shall not make any material changes to the Final Plans (which shall mean a change that is in excess of $10,000.00, is visible from the exterior of the Premises, or affects the structure, roof, central building systems or exterior walls of the Premises), without securing the prior written approval of Landlord, which approval may be withheld by Landlord in its sole discretion. In seeking Landlord's approval for changes to the Final Plans, Tenant shall deliver to Landlord such documentation as the Construction Contract shall require for changes in the Contract Price or an extension of the Completion Date.

     4.2 No such changes in the Final Plans shall delay the Rent Commencement Date set forth in the Lease. Landlord shall approve or disapprove any such changes within ten (10) working days after the receipt of a request from Tenant. Upon approval by Landlord, such change shall be included within the phrase "Final Plans."

5.   CONSTRUCTION AND DELAYS
     -----------------------

     5.1 The performance of the work on the Tenant Improvements shall be subject to the following terms and conditions:

          (a) except to the extent of a conflict between Article 9 of the Lease and this Work Letter (in which case this Work Letter shall govern), compliance by Tenant and the Contractor and its subcontractors, material suppliers, and equipment renters of whatever tier ("Tenant's Contractors") with the applicable provisions of Article 9 of the Lease;

          (b) all of the work on the Tenant Improvements, which are performed by Tenant's Contractors, shall be scheduled through Tenant;

          (c) all work on the Tenant Improvements shall be performed in accordance with the reasonable rules and regulations which Landlord may issue from time to time;

          (d) Landlord shall have no responsibility whatsoever for the supervision or coordination of Tenant's Contractors, the Architect, or the Engineer, the quality of their work or any other matter with respect to Tenant's Contractors, the Architect, or the Engineer; however, Tenant shall coordinate all Tenant Improvements with Landlord's Project Manager as described herein and as set forth in the TI Schedule.

6.   SUBSTANTIAL COMPLETION
     ----------------------

     6.1 For purposes of this Work Letter and the Lease, "Substantial Completion" of the Tenant Improvements shall mean the date that (i) the Architect certifies to Landlord that the Tenant Improvements have been completed in accordance with the Final Plans; and (ii) the Rent Commencement Date under the Lease has occurred, and (iii) Landlord has received unconditional lien releases with respect to the Tenant Improvement work performed.

7.   DEFAULT
     -------

     7.1 Any default by Tenant under this Work Letter shall be deemed an immediate Event of Default under the Lease, entitling Landlord to exercise any and all of its rights and remedies available to Landlord under the Lease at law or in equity for nonpayment of rent. In addition to all other amounts payable by Tenant hereunder, upon the default by Tenant under this Work Letter, and notwithstanding anything to the contrary contained herein, Tenant shall pay Landlord upon demand all costs and expenses incurred by Landlord in connection with its review of Tenant's Plans, the TI Schedule, and any construction documents, and in connection with the construction of the Tenant Improvements.

Very truly yours,

ZORO, LLC,
a California limited liability company


By: /s/ Martin Zankel
   ----------------------------------------
Its: Managing Member
    ---------------------------------------


CONFIRMED AND AGREED TO:

FOCAL COMMUNICATIONS
CORPORATION


By:  /s/ Brian F. Addy
   ----------------------------------------
Its: Executive Vice President
    ---------------------------------------

Date:  January 30, 1998

                                  EXHIBIT F-2


One Global Timing Receiver to be 12 inches in diameter and 7 inches high, in the location designated in Exhibit F-1.

                                     F-2-i